UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Acusphere, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2007

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Acusphere, Inc. (the “Company”) to be held at 12:00 pm, local time, on Tuesday, June 26, 2007, at the offices of Goodwin Procter LLP, 24th Floor, 53 State Street, Exchange Place, Boston, Massachusetts 02109.

At this annual meeting, you will be asked to elect two Class I directors, each to serve for a three-year term, to approve the Company’s Amended and Restated 2005 Stock Option and Incentive Plan, pursuant to which an additional 5,000,000 shares of the Company’s common stock would be available for issuance, and to ratify Deloitte & Touche LLP as our independent registered public accounting firm for the current year. The Board of Directors unanimously recommends that you vote FOR these proposals.

Details regarding the matters to be acted upon at this meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

If you are a stockholder of record, please vote by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope, whether or not you plan to attend the meeting. It is important that your shares be voted whether or not you attend the meeting in person. If you attend the meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

Very truly yours,

Sherri C. Oberg
President and Chief Executive Officer

ACUSPHERE, INC.
500 Arsenal Street
Watertown, MA 02472
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 26, 2007

To the Stockholders of Acusphere, Inc.:

The Annual Meeting of Stockholders of Acusphere, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, June 26, 2007, at 12:00 pm, local time, at the offices of Goodwin Procter LLP, 24th Floor, 53 State Street, Exchange Place, Boston, Massachusetts 02109, for the following purposes:

1.          To elect two Class I directors to the Company’s Board of Directors, each to serve for a term of three years or until her successor is elected and qualified;

2.          To approve the Company’s Amended and Restated 2005 Stock Option and Incentive Plan, pursuant to which an additional 5,000,000 shares of the Company’s common stock would be available for issuance;

3.          To ratify the appointment of the accounting firm of Deloitte & Touche LLP as our independent registered public accounting firm for the current year; and

4.          To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 27, 2007 are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, whether or not you plan to attend the meeting. If you attend the meeting, you may vote in person even if you have previously returned your proxy card.

By Order of the Board of Directors,

John F. Thero
Chief Financial Officer, Senior Vice President,
Finance and Administration,
Treasurer and Secretary

Watertown, MA
April 30, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

ACUSPHERE, INC.
500 Arsenal Street
Watertown, MA 02472

PROXY STATEMENT

For the Annual Meeting of Stockholders
To Be Held on June 26, 2007

April 30, 2007

Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of Acusphere, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on Tuesday, June 26, 2007, at 12:00 pm, local time, at the offices of Goodwin Procter LLP, 24th Floor, 53 State Street, Exchange Place, Boston, Massachusetts 02109, or at any adjournments or postponements thereof (the “Meeting”). An Annual Report, containing financial statements for the fiscal year ended December 31, 2006, is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Meeting. This Proxy Statement and the form of proxy were first mailed to stockholders on or about April 30, 2007.

The purpose of the Meeting is to elect two Class I directors, to approve the Company’s Amended and Restated 2005 Stock Option and Incentive Plan, pursuant to which an additional 5,000,000 shares of the Company’s common stock would be available for issuance, and to ratify the appointment of the Company’s independent registered public accounting firm. Only common stockholders of record at the close of business on April 27, 2007 (the “Record Date”) will be entitled to receive notice of and to vote at the Meeting. As of that date, 38,146,058 shares of common stock, $.01 par value per share, of the Company (the “Common Stock”) were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Meeting. You may vote by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, whether or not you plan to attend the meeting. If you attend the meeting, you may vote in person even if you have previously returned your proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (1) filing with the Secretary of the Company, before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Meeting, or (3) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Acusphere, Inc., 500 Arsenal Street, Watertown, Massachusetts 02472, Attention: Secretary, at or before the taking of the vote at the Meeting.

The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

For Proposal 1, the election of Class I directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Meeting shall be elected as Class I directors. For Proposal 2, the approval of the Company’s Amended and Restated 2005 Stock Option and Incentive Plan, an affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on such matter is required for approval. For Proposal 3, the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current year, an affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on such matter is required for approval. An automated system administered by the Company’s transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker “non-votes” are not considered voted for the particular matter and have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

The persons named as attorneys-in-fact in the proxies, Howard Bernstein, M.D., Ph.D. and John F. Thero, were selected by the Board of Directors and are officers of the Company. All properly executed proxies returned in time to be counted at the Meeting will be voted by such persons at the Meeting. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such proxies will be voted FOR the election of the nominees to the Board of Directors, FOR approval of the Company’s Amended and Restated 2005 Stock Option and Incentive Plan and FOR ratification of the appointment of the independent registered public accounting firm.

Aside from the election of directors, approval of the Company’s Amended and Restated Stock Option and Incentive Plan and ratification of the appointment of the independent registered public accounting firm, the Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees

The Company’s Board of Directors currently consists of six members. The Company’s By-laws divide the Board of Directors into three classes. One class is elected each year for a term of three years. The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated and recommended that Sherri C. Oberg and Sandra Fenwick each be elected to the Board of Directors as a Class I director, to hold office until the Annual Meeting of Stockholders to be held in the year 2010 and until her successor has been duly elected and qualified or until her earlier death, resignation or removal. Mses. Oberg and Fenwick are currently Class I directors whose terms expire at the Meeting and are nominees for re-election as directors of the Company. The Board of Directors is also composed of two Class II directors (Garen Bohlin and Derek Lemke-von Ammon), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2008, and two Class III directors (Frank Baldino, Jr. and Martyn Greenacre), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2009. Dr. Baldino serves as the Presiding Director of the Board of Directors.

The Board of Directors knows of no reason why the nominees would be unable or unwilling to serve, but if the nominees should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE NOMINEES LISTED BELOW.

The following table sets forth the nominees to be elected at the Meeting and the continuing directors, and the year such nominee or director was first elected a director, the positions currently held by the nominee and each director with the Company, the year the nominees’ and each other director’s current term will expire and the current class of director of the nominees and each other director:

Nominee’s or Director’s Name and Year First Became a Director	Position(s) with the Company	Year Current Term Will Expire	Current Class of Director
Nominees for Class I Directors:
Sherri C. Oberg	President, Chief Executive	2007	I
1993	Officer and Director
Sandra Fenwick	Director	2007	I
2004
Continuing Directors:
Derek Lemke-von Ammon	Director	2008	II
2002
Garen Bohlin	Director	2008	II
2005
Frank Baldino, Jr., Ph.D.	Director and Presiding	2009	III
2001	Director
Martyn Greenacre	Director	2009	III
2001

OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the director nominees to be elected at the Meeting, the directors and the executive officers of the Company, their ages, and the positions currently held by each such person with the Company immediately prior to the Meeting.

Name	Age	Position
Sherri C. Oberg	47	President, Chief Executive Officer and Director
Howard Bernstein, M.D., Ph.D.	50	Executive Vice President, Research and Development
Dennis Bucceri	64	Senior Vice President, Regulatory Affairs
Michael R. Slater	60	Senior Vice President, Operations
John F. Thero	46	Senior Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary
Richard Walovitch, Ph.D.	52	Senior Vice President, Clinical Research
Frank Baldino, Jr., Ph.D.	54	Director and Presiding Director of the Board of Directors
Garen Bohlin	59	Director
Sandra Fenwick	56	Director
Martyn Greenacre	65	Director
Derek Lemke-von Ammon	49	Director

Dr. Baldino, Ms. Fenwick and Mr. Lemke-von Ammon are members of the Compensation Committee. Dr. Baldino is Chairperson of the Compensation Committee.

Mr. Bohlin, Ms. Fenwick and Mr. Greenacre are members of the Audit Committee. Mr. Bohlin is Chairperson of the Audit Committee.

Mr. Bohlin, Mr. Greenacre and Mr. Lemke-von Ammon are members of the Nominating and Corporate Governance Committee. Mr. Greenacre is Chairperson of the Nominating and Corporate Governance Committee.

Sherri C. Oberg, a co-founder of Acusphere, has served as President and Chief Executive Officer and one of the directors of the Company since its inception in 1993. Prior to joining the Company, Ms. Oberg was President and Chief Executive Officer of Neomorphics, Inc., a venture capital-backed company focused on tissue engineering, from 1991 to 1992. Prior to joining Neomorphics, she was a venture capitalist at Aegis Venture Funds from 1988 to 1991, and at Inco Venture Capital Management from 1986 to 1988. Ms. Oberg is a member of the Board of Overseers of the Tuck School of Business at Dartmouth College. Ms. Oberg holds a B.A. from Dartmouth College and an M.B.A. from the Tuck School of Business at Dartmouth.

Howard Bernstein, M.D., Ph.D. has served as Executive Vice President, Research and Development of the Company since February 2007, as Senior Vice President, Research and Development since January 2000 and as Vice President of Research and Development from 1994 to January 2000. Prior to joining the Company, Dr. Bernstein served as Vice President of Pharmaceutical Development at Alkermes, Inc. from 1992 to 1994 and as Vice President of Research at Enzytech Inc. from 1991 to 1992. Dr. Bernstein holds an M.D. from Harvard Medical School and a Ph.D. in Chemical Engineering from the Massachusetts Institute of Technology.

Dennis Bucceri has served as Senior Vice President, Regulatory Affairs since January 2007. Prior to joining the Company, Mr. Bucceri served as Vice President, Regulatory Affairs for the Therapeutics Group of Genzyme Corporation from 2000 to 2007. Mr. Bucceri served at Hoechst-Roussel for 20 years in roles of increasing responsibility including Vice President, Regulatory Affairs, and held senior-level regulatory roles at Serono Laboratories and Astra, USA. Mr. Bucceri began his career as a Commissioned Officer at the U.S. Food and Drug Administration.

Michael R. Slater has served as Senior Vice President, Operations of the Company since October 2001. Prior to joining the Company, Mr. Slater served as Vice President of Operations from April 1999 to June 2001, and as Vice President of Quality Systems and Regulatory Affairs from February 1998 to April 1999 at Anika Therapeutics, Inc. Mr. Slater served as an independent consultant to the biopharmaceutical industry from 1996 to 1998, as Executive Vice President, Development Operations for ImmuLogic Pharmaceutical Corporation from 1995 to 1996 and as Vice President of Regulatory Affairs at Biogen, Inc. from 1985 to 1995. Mr. Slater holds a B.Sc. in Information Science from the Metropolitan University of Leeds, England.

John F. Thero has served as Chief Financial Officer, Senior Vice President, Finance and Administration, Treasurer and Secretary of the Company since February 2003. Prior to joining the Company, Mr. Thero served as Senior Vice President Finance, Treasurer and Chief Financial Officer at Abiomed, Inc. from 1994 to January 2003. From 1992 to 1994, he was Chief Financial Officer and acting President for the restructuring of two venture-backed companies. From 1987 to 1992 he was employed in various capacities including Chief Financial Officer by Aries Technology, Inc. From 1983 to 1987 he was employed by the commercial audit division of Arthur Andersen & Co., during which time he became a Certified Public Accountant. Mr. Thero received a B.A. in Economics/Accounting from The College of the Holy Cross.

Richard Walovitch, Ph.D. has served as Senior Vice President, Clinical Research of the Company since November 2005 and as Vice President, Clinical Research from March 1997 to November 2005. Prior to joining Acusphere, Dr. Walovitch was Vice President of Pre-clinical and Clinical Research at Epix Medical Inc. (formerly Metasyn) from 1993 to 1997 and the International Project Clinician at DuPont Merck Pharmaceutical Company from 1988 to 1993. Dr. Walovitch holds a B.S. in Biology and a Ph.D. in Pharmacology from the University of Illinois.

Frank Baldino, Jr., Ph.D. has served as a director of the Company since April 2001 and as the Presiding Director since March 2005. Dr. Baldino is the founder of Cephalon, Inc., an integrated specialty biopharmaceutical company involved in the development of therapeutics for neurological disorders, sleep disorders and cancer. He has served as President, Chief Executive Officer and a Director of Cephalon since its inception in 1987 and is currently Chairman of the Board. Dr. Baldino holds adjunct academic appointments, including Adjunct Associate Professor of Pharmacology at Temple University School of Medicine, and Adjunct Associate Professor of Physiology and Biophysics and Adjunct Associate Professor of Neurology at Hahnemann University. Dr. Baldino is currently a director of Pharmacopeia, Inc. and NicOx S.A.

Garen Bohlin has served as a director of the Company since January 2005. Mr. Bohlin is the Chief Operating Officer for Sirtris Pharmaceuticals, Inc. in Cambridge, Massachusetts. From 1999 to 2005 Mr. Bohlin served as President and CEO of Syntonix Pharmaceuticals, Inc. Before 1999, Mr. Bohlin spent 14 years in executive management at Genetics Institute, most recently as Executive Vice President. Prior to Mr. Bohlin’s tenure at Genetics Institute, he was a partner at Arthur Andersen & Co., where he spent 13 years.

Sandra Fenwick has served as a director of the Company since September 2004. Ms. Fenwick is Chief Operating Officer Children’s Hospital in Boston, Massachusetts. Prior to joining Children’s Hospital in 1999, Ms. Fenwick was Senior Vice President of System Development for CareGroup, Inc. Before its merger with CareGroup, Ms. Fenwick served at Beth Israel Hospital for 20 years in various areas of increasing responsibility including Vice President and Deputy Director, Vice President of Clinical Services Planning and Development and Vice President of Network Development for Beth Israel Healthcare.

Martyn Greenacre has served as a director of the Company since July 2001. Mr. Greenacre served in various senior management positions at SmithKline Beecham from 1973 through 1992. From 1989 to 1992, as Chairman Europe, he was responsible for the strategic direction and operational management of pharmaceutical subsidiaries in Europe and for planning and executing European aspects of the merger between SmithKline Beckman and Beecham Pharmaceuticals. He has also served as Chief Executive Officer of two life sciences companies, Zynaxis Inc. from 1993 to 1997 and Delsys Pharmaceutical Corp. from 1997 to 2001. He is currently a director of Cephalon, Inc., Curis, Inc., Orchestra Therapeutics, Inc. (formerly Immune Response Corp.) and chairman of the board of directors of Beijing Med-Pharm Corporation.

Derek Lemke-von Ammon has served as a director of the Company since September 2002. Mr. Lemke-von Ammon is a General Partner at FTVentures. From 1998 to 2004 Mr. Lemke-von Ammon was Director of Private Equity, Managing Partner of Thomas Weisel Capital Partners and a member of the firm’s Executive Committee. From 1989 to 1998 Mr. Lemke-von Ammon was a Partner and Director of Private Equity for Montgomery Securities. Prior to joining Montgomery Securities, Mr. Lemke-von Ammon was a Vice President at Dain Bosworth Incorporated where he was employed from 1985 to 1989. He also worked as a corporate and securities attorney from 1983 to 1985 for Bogle & Gates in Seattle.

Executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified. The officers listed above are all of the Company’s executive officers as of the date of this proxy statement. This list includes the Company’s Chief Executive Officer and the four most highly compensated executive officers from 2006. The Company has other functional officers who have titles of vice president but who are not deemed to be executive officers.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Director Independence

The Board of Directors has determined that each of Dr. Baldino, Messrs. Bohlin, Greenacre and Lemke-von Ammon and Ms. Fenwick is independent within the meaning of the Company’s director independence standards and the director independence standards of The NASDAQ Stock Market LLC (“NASDAQ”) and the Securities and Exchange Commission (“SEC”) including Rule 10A-3(b)(1) under the Securities Act of 1934, as amended (the “Exchange Act”). Furthermore, the Board of Directors has determined that each member of each of the committees of the Board of Directors is independent within the meaning of the Company’s, NASDAQ’s and the SEC’s committee independence standards.

Executive Sessions of Independent Directors

Executive sessions of the independent directors are held several times a year following regularly scheduled in-person meetings of the Board of Directors. In 2006, 4 such executive sessions were held. Executive sessions do not include the employee director of the Company, and the Presiding Director of the Board of Directors is responsible for chairing the executive session.

Presiding Director of the Board of Directors

In 2004, the Board of Directors designated Dr. Baldino to serve as Presiding Director until his earlier resignation, replacement or removal. In this role Dr. Baldino’s primary responsibility is to preside over the executive sessions of the Board of Directors in which the employee director and other members of management of the Company do not participate. The Presiding Director also oversees the creation of an agenda for each meeting of the Board of Directors, seeks to ensure that topics at each meeting of the Board of Directors are effectively covered and acts as the principal liaison between the independent Directors and management of the Company.

Policies Regarding Director Nominations

Director Qualifications.

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for reviewing with the Board of Directors from time to time the appropriate qualities, skills and characteristics desired of members of the Board of Directors in the context of the needs of the business and current make-up of the Board of Directors. This assessment includes consideration of the following minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by all directors:

•       A director must have substantial or significant business or professional experience or an understanding of life sciences, finance, marketing, financial reporting, international business or other disciplines relevant to the business of the Company.

•       A director must be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Board of Directors or of a committee of the Board of Directors.

In addition, the Nominating and Corporate Governance Committee will consider the following qualities and skills, among others, in its selection of director:

•       Economic, technical, scientific, academic, financial, accounting, legal, marketing, or other expertise applicable to the business of the Company;

•       Leadership or substantial achievement in the director’s particular field;

•       Demonstrated ability to exercise sound business judgment;

•       Integrity and high moral and ethical character;

•       Potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the Board of Directors as a whole;

•       Capacity and desire to represent the balanced, best interests of the security holders as a whole and not primarily a special interest group or constituency;

•       Ability to work well with others;

•       High degree of interest in the business of the Company;

•       Dedication to the success of the Company;

•       Commitment to responsibilities of a director;

•       International business or professional experience; and

•       Operational experience, in particular for life-sciences companies or organizations.

Process for Identifying and Evaluating Director Nominees.

The Board of Directors is responsible for selecting its own members. The Board of Directors delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.

Generally, the Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires regarding experience, background and independence, comprehensive background checks from a qualified company of the Company’s choosing, or any other means that the Nominating and Corporate Governance Committee deems to be helpful in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. There is no difference in the criteria used by the Nominating and Corporate Governance Committee to evaluate Director nominees, whether nominated by the Board of Directors or by a stockholder. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board of Director’s approval as director nominees for election to the Board of Directors. The Nominating and Corporate Governance Committee also recommends candidates for the Board of Director’s appointment to the committees of the Board of Directors.

Procedures for Recommendation of Director Nominees by Stockholders.

The Nominating and Corporate Governance Committee will consider director candidates who are recommended by stockholders of the Company. Stockholders, in submitting recommendations to the Nominating and Corporate Governance Committee for director candidates, shall follow the following procedures:

The Nominating and Corporate Governance Committee must receive any such recommendation for nomination not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting.

Such recommendation for nomination must be in writing and include the following:

•       Name and address of the stockholder making the recommendation, as they appear on the Company’s books and records, and of such record holder’s beneficial owner;

•       Number of shares of capital stock of the Company that are owned beneficially and held of record by such stockholder and such beneficial owner;

•       Name of the individual recommended for consideration as a director nominee;

•       All other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including the recommended candidate’s written consent to being named in the proxy statement as a nominee and to serving as a Director if approved by the Board of Directors and elected;

•       A written statement from the stockholder making the recommendation stating why such recommended candidate meets the Company’s criteria and would be able to fulfill the duties of a director; and

•       A written statement from each of the stockholder and the candidate as to whether they consent to being identified in the Company’s proxy statement, assuming all other procedural and regulatory requirements are satisfied.

Nominations may be sent to the attention of the Secretary of the Company by U.S. mail or expedited delivery service to Acusphere, Inc., 500 Arsenal Street, Watertown, MA 02472, attn: Nominating and Corporate Governance Committee.

Once the Nominating and Corporate Governance Committee receives the nomination of a candidate and the candidate has complied with the minimum procedural requirements above, such candidacy will be evaluated in accordance with the minimum criteria set forth above and a recommendation with respect to such candidate will be delivered to the Board of Directors.

Stockholder Communications with the Board of Directors

The Board of Directors strives to provide to every security holder the ability to communicate with the Board of Directors, as a whole, and with individual directors on the Board of the Directors through an established process for security holder communication (as that term is defined by the rules of the SEC) (“security holder communication”) as follows:

For security holder communication directed to the Board of Directors as a whole, security holders may send such communication via the method listed below:

U.S. Mail or Expedited Delivery Service:
Acusphere, Inc.
500 Arsenal Street
Watertown, MA 02472
Attn: Board of Directors, c/o Secretary

For security holder communication directed to an individual director in his or her capacity as a member of the Board of Directors, security holders may send such communication to the attention of the individual director via the method listed below:

U.S. Mail or Expedited Delivery Service:
Acusphere, Inc.
500 Arsenal Street
Watertown, MA 02472
Attn: Name of Individual Director, c/o Secretary

The Company will forward by U.S. mail any such security holder communication to the Board of Directors as a whole, or to any individual director, as specified by the security holder.

Communications from an officer or director of the Company and proposals submitted by security holders to be included in the Company’s definitive proxy statement, pursuant to Rule 14a-8 of the Exchange Act, (and related communications) will not be viewed as a security holder communication. Communications from an employee or agent of the Company will be viewed as security holder communication only if such communications are made solely in such employee’s or agent’s capacity as a security holder.

Policy Regarding Director Attendance at Annual Meetings

It is the Company’s policy that a meeting of the Board of Directors be scheduled on the same day as the Company’s Annual Meeting of Stockholders and all directors are encouraged to attend the Annual Meeting of Stockholders. All members of the Company’s Board of Directors attended the Annual Meeting of Stockholders held in 2006.

Code of Business Conduct and Ethics

The Company has adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act and a “code of conduct” as defined by qualitative listing requirements promulgated by NASDAQ that apply to all of the Company’s directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code of Business Conduct and Ethics may also be obtained by any person, without charge, upon request directed to the Company’s Investor Relations department at: Acusphere, Inc., Attention: Investor Relations, 500 Arsenal Street, Watertown, MA 02472.

The Company intends to disclose amendments to or waivers (including implicit waivers) of any provision of the Code of Business Conduct and Ethics that apply to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on the Company’s web site available at http://www.acusphere.com or as otherwise required by applicable rules and regulations.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors met 4 times (including regularly scheduled and special meetings) during the fiscal year ended December 31, 2006 and took action by written consent 6 times. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all committees on which he or she serves. During 2006, the independent directors met in executive session at regularly scheduled meetings.

Committees of the Board of Directors

The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees. Each committee has a charter that has been approved by the Board of Directors. Each committee reviews the appropriateness of its charter at least annually.

Compensation Committee

The Compensation Committee currently consists of Dr. Baldino, Ms. Fenwick and Mr. Lemke-von Ammon. Dr. Baldino serves as the chairperson of the Compensation Committee. Dr. Baldino and Mr. Lemke-von Ammon served on the Compensation Committee throughout 2006 and Ms. Fenwick joined the Committee in March 2006. The Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the Company’s and NASDAQ’s director independence standards.

The Compensation Committee reviews and evaluates the compensation and benefits of all executive officers of the Company, including the Company’s Chief Executive Officer, reviews and approves general policy matters relating to compensation and benefits of employees of the Company’s compensation and benefit strategies and policies of the Company and administers the Company’s incentive compensation and benefits plans relating to executive officers of the Company, including the Company’s 1994 Stock Plan, the 2003 Stock Option and Incentive Plan, the 2003 Employee Stock Purchase Plan and the 2005 Stock Option and Incentive Plan. The role of  the  Compensation Committee is described in greater detail under the section entitled “Compensation Discussion and Analysis” on page 17.

The Compensation Committee met five times during the fiscal year ended December 31, 2006, including one such meeting via teleconference.

The Compensation Committee operates under a written charter adopted by the Board of Directors. The Compensation Committee Charter is not posted on our website, but a current copy is attached to this Proxy Statement as Annex A, and may be accessed via the SEC Filings section of our website.

Audit Committee

The Company has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee currently consists of Messrs. Bohlin and Greenacre and Ms. Fenwick. Mr. Bohlin serves as chairperson of the Audit Committee. Messrs Bohlin and Greenacre and Ms. Fenwick served on the Audit Committee throughout 2006. The Board of Directors has also determined that each member of the Audit Committee is independent within the meaning of the Company’s and NASDAQ’s director independence standards and the SEC’s heightened director independence standards for audit committee members, including Rule 10A-3(b)(1) under the Exchange Act. The Company has determined that each of the members of the Audit Committee is financially sophisticated and is able to read and understand consolidated financial statements and that Mr. Bohlin is an “audit committee financial expert” as defined in recently adopted SEC rules. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Bohlin’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Bohlin any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board of Directors, and his designation as audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors.

The Audit Committee:

•       Makes recommendations to the Board of Directors regarding the selection of the Company’s independent registered public accounting firm;

•       Reviews the independence of such independent registered public accounting firm;

•       Reviews the results and scope of the audit and other services provided by the independent registered public accounting firm;

•       Reviews the professional fees payable to the independent registered public accounting firm;

•       Serves as the Qualified Legal Compliance Committee of the Company in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

•       Recommends, establishes and monitors procedures designed to facilitate (a) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (b) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters; and

•       Reviews and evaluates the Company’s internal accounting procedures and controls.

Deloitte & Touche LLP currently serves as the Company’s independent registered public accounting firm. The Audit Committee met 7 times during the fiscal year ended December 31, 2006, including 3 meetings via teleconference.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is not available on our website, but a current copy is attached to this Proxy Statement as Annex B.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Messrs. Bohlin, Greenacre and Lemke-von Ammon. Mr. Greenacre serves as chairperson of the Nominating and Corporate Governance Committee. Messrs. Bohlin and Greenacre served on the Compensation Committee throughout 2006 and Mr. Lemke-von Ammon joined the Committee in June 2006. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the Company’s, NASDAQ’s and the SEC’s director independence standards. The Nominating and Corporate Governance Committee reviews and makes recommendations to the Board of Directors regarding board composition and structure, criteria for board membership and policies relating to the recruitment of board members, assists in identifying and evaluating candidates to be potential new members of the board and oversees the development of policies and processes regarding principles of corporate governance. As described above in the section entitled “Policies Regarding Director Nominations,” the Nominating and Corporate Governance Committee will consider nominees recommended by stockholders. The Nominating and Corporate Governance Committee met 4 times during the fiscal year ended December 31, 2006.

The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors. The Nominating and Corporate Governance Committee Charter is not available on our website, but a current copy is attached to this Proxy Statement as Annex C.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Dr. Baldino, Ms. Fenwick and Mr. Lemke-von Ammon. Dr. Baldino serves as chairperson of the Compensation Committee. Dr. Baldino and Mr. Lemke-von Ammon served on the Compensation Committee throughout 2006 and Ms. Fenwick joined the Committee in March 2006. No person who served as a member of the Compensation Committee was, at any time during the past fiscal year, an officer or employee of the Company or any of its subsidiaries, formerly an officer of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure herein under SEC rules.

During the last year, no executive officer of the Company served as (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) a director of any other entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of the Record Date: (i) by each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) by each director or nominee of the Company; (iii) by each Named Executive Officer of the Company (as defined below under “Compensation and Other Information Concerning Directors and Officers”); and (iv) by all directors and Named Executive Officers of the Company as a group. Unless otherwise indicated below, each person listed below maintains a business address in the care of Acusphere, Inc., 500 Arsenal Street, Watertown, MA 02472 and has sole voting and investment power with respect to all shares of Common Stock owned.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned(2)
Quaker Capital Management Corporation(3)	3,349,325	8.6%
401 Wood Street, Suite 1300
Pittsburgh, PA 15222
Bank of America Corporation(4)	2,922,950	7.6
Bank of America Corporate Center
100 North Tyron Street, Floor 25
Charlotte, North Carolina 28255
Endowment Capital Group LLC(5)	2,829,559	7.2
1105 N. Market Street, 15th Floor
Wilmington, DE 19801
Meditor Group Ltd.(6)	2,733,606	7.2
79 Front Street
Hamilton, Bermuda
Deutsche Bank AG(7)	2,096,021	5.5
Taunusanlage 12
D-60325 Frankfurt Germany
The Baupost Group, L.L.C.(8)	2,016,098	5.3
10 St. James Avenue, Suite 2000
Boston, Massachusetts 02116
Peter David Boone(9)	2,121,932	5.5
5 Park Place Villas
London, United Kingdom W2 1SP
Sherri C. Oberg(10)	737,435	1.9
Howard Bernstein, M.D., Ph.D.(11)	330,142	*
John F. Thero(12)	215,692	*
Michael R. Slater(13)	121,088	*
Frank Baldino, Jr., Ph.D.(14)	120,963	*
Martyn Greenacre(15)	91,742	*
Richard Walovitch, Ph.D.(16)	105,654	*
Sandra Fenwick(17)	66,104	*
Derek Lemke-von Ammon(18)	65,963	*
Garen Bohlin(19)	65,103	*
All executive officers, directors and nominees as a group(20) (10 persons)	1,919,886	4.8%

                 * Represents less than 1% of the outstanding Common Stock

       (1) Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Pursuant to the rules of the SEC, the number of shares of Common Stock deemed outstanding includes shares issuable pursuant to options held by the respective person or group that may be exercised within 60 days of the Record Date.

       (2) Applicable percentage of ownership as of the Record Date is based upon 38,146,058 shares of Common Stock outstanding.

       (3) With respect to information relating to Quaker Capital Management Corporation (“Quaker”), the Company has relied, in part, on information supplied by such entity on Amendment 2 to Schedule 13G filed with the SEC on December 31, 2006. Represents 2,686,762 shares of Common Stock owned by various investment advisory clients of Quaker and 4,000 shares of Common Stock held by employees of Quaker. Includes 408,163 shares of Common Stock issuable upon conversion of the Company’s Preferred Stock.

       (4) With respect to information relating to Bank of America Corporation (“Bank of America”), the Company has relied, in part, on information supplied by such entity on a Schedule 13G filed with the SEC on December 31, 2006. Bank of America Ventures (“Ventures”) has sole voting and investment power with respect to 1,375,975 shares of Common Stock. Bank of America, N.A. (“BANA”) has sole voting and investment power with respect to 149,474 shares of Common Stock and shared voting and investment power with respect to 2,245,473 shares. NB Holdings Corporation (“Holdings”) has shared voting and investment power with respect to 2,582,090 shares. Bank of America has shared voting and investment power with respect to 2,902,966 shares. BancBoston Ventures, Inc. has sole voting and investment power with respect to 292,554 shares. Each of Columbia Management Group LLC has shared voting and investment power with respect to the 576,555 shares over which Columbia Management Advisors LLC has sole voting and investment power. Bank of America Investment Corporation  has sole voting and investment power over 152,883 shares of Common Stock. Bank of America Capital Advisors has direct sole voting and investment power over 187,143 shares. BANA owns all of the outstanding equity interest in Ventures. Holdings owns all of the outstanding equity interests in BANA. Bank of America owns all of the outstanding equity interests in Holdings.

       (5) With respect to information relating to Endowment Capital Group LLC (“Endowment Capital”), the Company has relied, in part, on information supplied by such person on Amendment 1 to Schedule 13G filed with the SEC on April 19, 2006. Endowment Capital, L.P. and Long Drive, L.P. (collectively, the “Limited Partnerships”) own in the aggregate 1,624,942 shares of Common Stock. Endowment Capital is the sole general partner of each of the Limited Partnerships. Mr. Philip Timon is the sole managing member of Endowment Capital. As a result, Mr. Timon possesses the sole power to vote and the sole power to direct the disposition of the Shares held by the Limited Partnerships and may be deemed to have beneficial ownership of the shares.

       (6) With respect to information relating to Meditor Group Ltd., the Company has relied, in part, on information supplied by such person on a Schedule 13G filed with the SEC on April 27, 2007.

       (7) With respect to information relating to Deutsche Bank AG, the Company has relied, in part, on information supplied by such person on a Schedule 13G filed with the SEC on December 29, 2006.

       (8) With respect to information relating to The Baupost Group, L.L.C. (“Baupost”), the Company has relied, in part, on information supplied by such person on Amendment 2 to Schedule 13G filed with the SEC on March 31, 2007. SAK Corporation is the manager of Baupost, and Seth A. Klarman, as the sole director of SAK Corporation, may be deemed to have beneficial ownership of the shares of Common Stock held by Baupost.

       (9) With respect to information relating to Peter David Boone, the Company has relied, in part, on information supplied by such person on a Schedule 13G filed with the SEC on February 15, 2006.

Represents 1,830,388 shares of Common Stock and 291,544 shares of Common Stock issuable upon conversion of 40,000 shares of the Company’s 6½% convertible exchangeable preferred stock.

(10) Includes 579,736 shares issuable to Ms. Oberg upon exercise of stock options. Also includes 43,700 shares held by the AMO Irrevocable Trust—2000 and 43,700 shares held by the EAO Irrevocable Trust—2000, for the benefit of Ms. Oberg’s two children, respectively, 3,334 shares held by Lambert R. Oberg and Jean P. Oberg, the in-laws of Ms. Oberg, and 3,334 shares held by Mary C. Carroll and A. David Carroll, the parents of Ms. Oberg. Ms. Oberg disclaims beneficial ownership of these shares.

(11) Includes 277,895 shares issuable to Dr. Bernstein upon exercise of stock options.

(12) Includes 194,188 shares issuable to Mr. Thero upon exercise of stock options.

(13) Includes 119,420 shares issuable to Mr. Slater upon exercise of stock options.

(14) Includes 12,667 shares of restricted Common Stock and includes 91,575 shares issuable to Dr. Baldino upon exercise of stock options. Dr. Baldino’s address is c/o Cephalon, Inc., 145 Brandywine Parkway, West Chester, PA 19380.

(15) Includes 12,667 shares of restricted Common Stock and includes 79,075 shares issuable to Mr. Greenacre upon exercise of stock options. c/o Acusphere, Inc. 500 Arsenal Street, Watertown, MA 02472.

(16) Includes 85,987 shares issuable to Dr. Walovitch upon exercise of stock options.

(17) Includes 57,187 shares issuable to Ms. Fenwick upon exercise of stock options. Ms. Fenwick’s address is c/o Children’s Hospital, 300 Longwood Avenue, Boston, MA 02115.

(18) Includes 48,749 shares issuable to Mr. Lemke-von Ammon upon exercise of stock options. Mr. Lemke-von Ammon’s address is c/o FT Ventures, 555 California Street, Suite 2900, San Francisco, CA 94104.

(19) Includes 65,103 shares issuable to Mr. Bohlin upon exercise of stock options. Mr. Bohlin’s address is c/o Sirtris Pharmaceuticals, 790 Memorial Drive, Cambridge, MA 02139.

(20) Includes an aggregate of 1,598,915 shares issuable upon exercise of stock options.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation

This Compensation Discussion and Analysis (CD&A) provides a narrative overview of Acusphere’s executive compensation philosophy, programs and policies. It is intended to highlight for investors significant information relating to our executive compensation programs and includes analysis on the compensation earned by our named executive officers, as detailed in the executive compensation tables. Our named executive officers include individuals who served as our chief executive officer, chief financial officer, as well as our other three most highly compensated executive officers of the Company, who served in such capacities during the 2006 fiscal year.

Overview

The primary objective of the compensation committee of our board of directors is to develop and implement compensation policies and plans that ensure the attraction and retention of key management personnel, the motivation of management to achieve our corporate goals and strategies, and the alignment of the interests of management with the long-term interests of our stockholders. To achieve these objectives, the compensation committee has maintained, and expects to further implement, compensation plans that tie a substantial portion of the executive’s overall compensation to our research, clinical, regulatory and operational performance.

We develop our compensation plans by utilizing publicly available compensation data and subscription compensation survey data for national and regional companies in the pharmaceutical and biotechnology industry. We believe that the practices of this group of companies provide us with appropriate compensation benchmarks, because these companies have similar organizational structures and tend to compete with us for executives and other employees. For benchmarking executive compensation, we typically review the compensation data we have collected from the complete group of companies, as well as a subset of the data from those companies that have a similar number of employees as our company. We have also engaged experienced consultants to help us analyze these data and to compare our compensation programs with the practices of the companies represented in the compensation data we review. The compensation committee reviews all components of compensation for named executive officers. The compensation committee also, in accordance with its charter, among other responsibilities, administers incentive compensation plan and reviews and makes recommendations to company management on company-wide compensation programs and practices.

Through our pay-for-performance compensation philosophy, we endeavor to provide compensation opportunities that:

•       attract, motivate and retain individuals of superior ability and managerial talent critical to our long-term success;

•       align executives’ interests with our corporate strategies, business objectives and the long-term interests of our shareholders; and

•       create incentives to achieve key strategic performance measures.

Our performance-driven compensation policy consists of the following four components:

•       base salary;

•       incentive compensation;

•       long-term incentive awards; and

•       severance agreements.

In order to attract executives capable of creating and managing corporate growth, the compensation committee reviews compensation data for comparable positions in similarly-size companies, reviews the compensation of qualified candidates in their current positions and evaluates the level of total compensation which it believes is necessary to attract the best candidates to join the Company while giving consideration to the short and long term goals of the position and the relative level of such compensation to other executive officers at the Company. In order to retain and motivate experienced executives, the compensation committee targets total compensation, for experienced executives who achieve a high percentage of their goals, at approximately the seventy-fifth percentile for comparable positions in similarly-size companies represented in the compensation data we review. Actual compensation levels for such executives can be set above or below this target level based upon the level of experience and performance of each executive. The Company seeks to grow and become a leading specialty pharmaceutical company that develops and commercializes new drugs and improves the formulation of existing drugs. In order to accomplish this objective, we expect our executives to perform at high levels. Executives who do not perform at, or above, the high levels we expect are targeted for compensation at lower levels and may be reassigned or dismissed. Performance compensation is linked to specific, measurable corporate and individual goals. We use short-term compensation (base salaries and annual cash incentive awards) and long-term incentive awards to achieve our goal of driving long-term growth. We believe that long-term growth and value will be derived from setting challenging goals and creating clear incentives for achieving such goals. We believe that achievement of these goals is aligned with the long-term interests of our shareholders. We recognize in a company such as ours, which is seeking to develop potential new products, that there are numerous risks and uncertainties and that goals periodically need to be adjusted to reflect changes in circumstances and to encourage management to find effective ways to overcome unanticipated or otherwise new challenges.

Each calendar year, an annual operating plan, including definition of key goals, is proposed by management. The board of directors reviews and approves the annual operating plan. Near the beginning of each calendar year, the compensation committee approves corporate goals for incentive purposes which goals are based on the annual operating plan. Corporate goals target the achievement of specific research, clinical, regulatory and operational milestones. Individual goals, which also are set near the beginning of each year and approved for named executive officers by the compensation committee, focus on contributions which facilitate the achievement of the corporate goals.

In prior years, general criteria for evaluating the corporate performance have included measures such as product development and clinical trial milestones. Individual performance goals include completion of certain projects and achievement of targets in support of corporate goals, by area of responsibility. These include specific inter- and intra- department projects and timely achievement of milestones within those projects, adherence to budget and performance targets, and on-time, high-quality execution of recurring department responsibilities.

Base Salary

Base salaries, the fixed regular component of executive compensation, for each of our executive officers, including the chief executive officer, is used to recognize the experience, skills, knowledge and responsibilities required of the executive officers in their roles, and are generally set within a range of salaries that we believe are paid to peers with comparable qualifications, experience, responsibilities and performance at similarly situated companies. In setting compensation levels, the compensation committee takes into account such factors as (i) past corporate level performance and expectations of future performance, (ii) individual performance and experience, (iii) base salary levels among a competitive peer group, (iv) the general and industry-specific business environment and (v) individual performance. The chief executive officer reviews and evaluates the performance of each executive officer, which is factored into the salary reviews. The compensation committee does not assign relative weights or rankings to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to our corporate short-, medium- and long-term goals and strategies, as established by our board of directors. Generally, salary decisions for the management are made near the beginning of each calendar year. The compensation committee may adjust annual base salaries of employees if individual performance is at or above pre-established performance expectations. Fiscal year 2006 base salaries were determined by the compensation committee after considering these factors.

Our compensation plans are developed by utilizing publicly available compensation data and subscription compensation survey data for national and regional companies in the pharmaceutical and biotechnology industry, in particular we utilize compensation data provided by the AON Consulting/Radford Survey.

We believe that the practices of this group of companies provide us with appropriate compensation benchmarks, because these companies have similar organizational structures and tend to compete with us for executives and other employees. For benchmarking executive compensation, we typically review the compensation data we have collected from the complete group of companies, as well as a subset of the data from companies with numbers of employees and market capitalizations similar to our profile. With respect to 2006 compensation, we in late 2005 and early 2006 reviewed companies with similar-sized companies with market capitalizations greater than $60.0 million and less than $400.0 million, in particular Antigenics, Curis Pharmaceuticals, Epix Pharmaceuticals and Immunogen. Companies in this group can change rapidly. We annually reassess the relevance of the peer group and make changes when judged appropriate. We have also engaged a consultant, Mercer Human Resource Consulting, to help us evaluate peer companies for compensation purposes, analyze applicable compensation data and determine appropriate compensation levels for our chief executive officer.

We strongly believe in attracting and retaining the best talent among our senior executive management team. Therefore, the compensation committee benchmarks annual cash compensation, as well as long-term performance compensation, at approximately the seventy-fifth percentile for executive officers performing similar job functions at companies in our peer group, adjusted to reflect relative company size and performance. The compensation committee may approve total compensation packages for senior executive management that vary, lower or higher, from the peer group based on several principal factors, including level of overall experience, tenure with Acusphere and performance ratings over several years. Overall, the compensation committee believes that our compensation programs, as structured, are within the market range of our peer group, based on survey information reviewed each year.

The salaries of our named executive officers are reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities.

Non-Equity Incentive Compensation

Incentive compensation is administered pursuant to our management incentive plan and is intended to reward individual performance during the year and can therefore be highly variable from year to year. Incentive compensation for our senior management is designed to focus on realistic but challenging research, clinical, regulatory and operational goals, encourage senior management to work as a team to advance our corporate goals, provide a short-term cash incentive for executive officers to achieve goals above and beyond predetermined corporate objectives and attract and retain high quality senior management. The amount of incentive compensation depends on the level of achievement of the stated corporate and individual performance goals, with a target bonus generally set as a percentage of base salary. In its discretion, the compensation committee may, however, award bonus payments to our executive officers above or below the amounts specified in our management incentive plan.

The corporate goals under our management incentive plan are established by our compensation committee in consultation with our chief executive officer, after approval of our operating plan by the board of directors. The individual goals for our chief executive officer are the same as the corporate goals. The individual goals of other executive officers, and all other members of management who report to the chief executive officer, are determined from an iterative process which involves senior management, the chief executive officer and the compensation committee. For any executive officer to be eligible for a bonus, the compensation committee must determine that at least 80% of predetermined corporate objectives have been achieved. Incentive bonus opportunities will thus increase or decrease in unison with our corporate results. The target bonus under the management incentive plan was 50% of base salary for Ms. Oberg, our president and chief executive officer, and 30% to 40% for each of the other named executive officers. The compensation committee has discretion in assessing individual performance and compensation and can, at its discretion, provide incremental awards to executive officers. In summary, this element of executive compensation is earned on the basis of corporate success in executing the company’s operating plan and on the basis of individual success in supporting that process. In 2006, our corporate goals were designed to foster and reward progress with respect to:

•       advancing our Phase III clinical trials for Imagify (30% weighting) through RAMP-1 and RAMP-2 results that support an NDA as achieved by obtaining generally positive RAMP-1 results and completing enrollment in RAMP-2. The goal, as originally established, had sought for RAMP-2 results to be released in 2006. Information that became available during 2006 from the result of the RAMP-1 trial convinced the board of directors and compensation committee that, while RAMP-2 results could have been unblinded and released in 2006, the long-term interests of the Company would be better served by modifying the corporate goal to allow for steps to be taken to increase the likelihood of RAMP-2 achieving non-inferior sensitivity for Imagify-enhanced cardiac stress ultrasound compared to nuclear stress. These steps include the creation and implementation in 2006 of a revised blinded reader training program.

•       ensuring that we have sufficient capital to run our business (30% weighting) as achieved by closing multiple equity and debt financing transactions in 2006;

•       preparing for Imagify NDA submission (20% weighting) as achieved by manufacturing test batches of Imagify at commercial scale in our commercial manufacturing facility and completing milestones, in particular completing installation qualifications and operational qualifications, related to the qualification of that facility under the FDA’s current good manufacturing practices;

•       securing intellectual property rights strategic to our business (10% weighting), specifically by completing license agreements for certain ultrasound-related intellectual property with each of GE Healthcare, a division of General Electric Company, and Bracco International BV; and

•       advancing our product development pipeline beyond Imagify (10% weighting) as partially achieved through prioritization of HDDS formulations and plans for further HDDS development.

For fiscal year 2006, the individual goals of our executive officers whose goals were not the corporate goals were designed to support the corporate goals, including key corporate objectives, such as goals related to strategic planning, and achievement of specific research, clinical, regulatory, operational and financial performance. Awards for 2006 were based on a written comparison of the actual performance of the executive officer against his or her predetermined performance objectives.

For 2006, our compensation committee determined that more than 80% of our corporate goals had been achieved. Fiscal 2006 bonuses were awarded in February 2007 and paid in cash. Bonus achievement was estimated throughout 2006 and, based on such estimates, accrued quarterly in the consolidated financial statements.

The primary focus of the Company during 2006 was directed towards the development of Imagify. There are numerous risks and uncertainties associated with advancing a product through Phase 3 clinical trials and preparing for an NDA. In setting and evaluating the performance of the Company and named executive officers, the compensation committee looks at performance against specific goals but also evaluates how they adapt to and overcome unexpected challenges. We recognize that such decisions can cause short-term delays in program development but we believe that the overall benefit of such decisions outweigh the short term costs and that management should be rewarded for taking difficult actions which are believed to be in the long-term interest of the Company’s shareholders.

Long-term Incentive Compensation

We believe that equity ownership aligns the interests of executive officers with those of our shareholders. The compensation committee generally grants options that become exercisable over a four year period as a means of encouraging retention among executive officers and to promote corporate level success. The compensation committee awards named executive officer stock options with exercise prices equal to the market price of the common stock on the date of grant. As a result, executive officers will benefit from these stock option grants only to the extent that the price of our common stock increases and our shareholders have also benefited. Each stock option granted vests over a defined schedule, typically four years, and must be exercised within a defined period of time, typically ten years from the date of grant. Historically, the compensation committee has utilized stock options to provide executive officers with long-term incentive compensation because it believes that stock options best achieved the intended goal of motivating executive officers and aligning their interest with our shareholders. However, the compensation committee periodically evaluates other methods of providing long-term incentive compensation and is not restricted to only using stock options and may elect to use other methods as circumstances change.

The compensation committee grants to named executive officers stock option awards at the time they commence employment or are promoted, as well as on an annual basis, consistent with the number of options granted to peers within and outside the industry at similar levels of seniority. Stock options granted on an annual basis as part of the company’s performance and compensation review process are granted with per share exercise prices equal to the closing market price for the Company’s stock on the date of grant. The date of grant is the date of the first meeting each year of the compensation committee the date of which meeting is established in advance. Based upon review of publicly available compensation data and subscription compensation survey data for regional and national companies in the pharmaceutical and biotechnology industry, the compensation committee views that equity incentive awards, whether in the form of stock options or other methods, is a necessary component of the Company’s overall compensation program in order to competitively attract, retain and motivate experienced executives.

When establishing stock option grant levels, the compensation committee considers general corporate performance, individual performance, the chief executive officer’s recommendations (for executive officers other than the chief executive officer), level of seniority and experience, existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options and the current stock price. The compensation committee believes that equity grants in the form of stock options help align the interests of the named executive officers with those of the shareholders and provide each named executive officer with a significant incentive to manage Acusphere from the perspective of an owner with an equity stake in the business. The compensation committee views granting options as a retention device and therefore also reviews the status of vesting and number of vested and unvested options at the time of grant. The compensation committee evaluates grants of stock options on an individual basis for each of the Company’s named executive officers. The compensation committee recognizes that the aggregate level of stock options held by the Company’s named executive officers as a percentage of total shares outstanding has declined as a group over recent years, and may continue to decline as the Company grows. The compensation committee does not target specific ownership levels for this group but rather seeks to ensure that the incentive provided to each named executive officer is competitive with peers and motivating to the individual. Guidelines for the number of stock options and restricted stock awards granted to each named executive officer are determined by the compensation committee based upon several factors, including the named executive officer’s level of responsibility, performance and the value of the stock option at the time of grant. As a benchmark for levels of stock option grants, the compensation committee typically aims for the mean level of annual option grants for similar positions at our peer group companies, adjusted using the above factors and taking into consideration such equivalency factors as our number of shares outstanding and market capitalization, compared to the peer group companies.

In addition, the compensation committee may make performance-based awards from time-to-time, as it deems appropriate. In making such performance-based awards, the compensation committee considers individual contributions to our financial, operational and strategic objectives.

Equity Grant Policy

In March 2007, we adopted an equity grant policy in order to make the grant process more efficient in connection with new hires to ensure that our equity granting practices continue to be maintained in compliance with our equity plans and policies and with all applicable laws, and to specifically prevent the backdating of any equity grant, or the manipulation of the timing of equity grants with the public release of material information with the intent of benefiting a grantee under an equity award. Under this newly adopted policy, all grants will continue to be made at fair market value and calculated based on our closing market price on the grant date. The equity grant policy will further provide that we will only grant equity awards on a regularly scheduled basis, as follows:

•       grants made in conjunction with the hiring of a new employee or the promotion of an existing employee will be made on the 15th day of the month following the hire date or the promotion date, or on the next trading day, if the 15th is not a trading day, provided however that if the grant is made in conjunction with the hiring of a new named executive officer or the promotion of an existing employee to a position in which he/she is a named executive officer, the grant will be made on the 15th of the month following the latter of the hire date or the promotion date and, in both cases, the date on which the compensation committee or board of directors approves such option grant provided that if the 15th is not a trading day the grant will be made on the next trading day;

•       grants made to existing employees other than in connection with a promotion or under a predefined performance plan will be made, if at all, on an annual basis and will be made effective on the date of a meeting of the Company’s compensation committee which meeting will be the first meeting of the compensation committee for the year and held on a date established in advance, with notice given to Committee members, in accordance the compensation committee charter; and

•       grants, if any, made to employees which are exceptions to this policy must be approved by the Board of Directors.

Grants under this policy may be made by the compensation committee or a subcommittee established by the compensation committee provided that the subcommittee not be given authority to grant any options to named executive officers.

Severance and Change in Control

We consider it in the best interests of our shareholders to foster the continuous at-will employment of key management personnel and to prevent their departure. In order to provide the key members of management with an incentive to continue their respective at-will employment and to maximize corporate value for the benefit of our shareholders, we entered into executive employment agreements with each of the named executive officers. Under the terms of these agreements, and subject to the terms and conditions contained therein, the named executive officers are entitled to receive compensation and benefits in the event they are terminated other than for cause, death or disability, including in connection with a “change of control.”

Our employment agreements do not provide any compensation to our named executive employees if such named executive employee elects to terminate employment with the company without request for such termination by the company. Our employment agreements entitle our named executive officer, provided that such officer has achieved certain minimum service requirements with the Company, to compensation if he or she is terminated by the Company without cause. Under such circumstance, severance payments include: a cash payment equal to six times his or her monthly base salary plus payment equal to the product of his or her base monthly salary times the number of full years such executive officer has been employed by us. Additionally, our named executive officers will receive, at our expense, certain benefits, including health, dental and life insurance, for 18 months following the date of termination.

In the event that, during the 12-month period following a change of control or the period that begins six months prior to the first public comment by us regarding such change of control and ends upon a change of control, we terminate any of the named executive officers, other than for cause, death, or disability, or any of the named executive officers terminates his or her employment for “good reason,” such named executive officer is entitled to receive (i) a lump sum payment equal to 6 times his or her monthly base salary, (ii) a lump sum payment equal to the product of his or her monthly base salary times the greater of the number of full years such senior executive had been employed by us or six, (iii) a lump sum payment equal to his or her target bonus for the year in which the change of control occurs, pro rated to cover the portion of the year elapsed plus such pro rated amount to cover six months plus the greater of one month for each full year each named executive officer had been employed by us or six months. Additionally, the named executive officers will receive, at our expense, certain benefits, including health, dental and life insurance, for 18 months following the date of termination.

Unless at that time the named executive officer elects to forgo the following, upon a change of control, all stock options and other stock-based awards granted to each of the named executive officer will immediately accelerate and become fully exercisable as of the effective date of the change of control.

In the event any severance payment or benefit to the executive under the employment agreement is considered an “excess parachute payment” and subject to an excise tax under the Internal Revenue Code or is otherwise subject to tax that the employee would not normally be subject to as an employee of the Company, the named executive officers are entitled to a “gross-up payment” that, on an after-tax basis, is equal to the taxes imposed on such payment or benefit.

The level of severance payments was determined by evaluating executive employment agreements with comparative publicly-traded biotech and pharmaceutical companies. The terms of the severance benefit under the employment agreement is intended to ensure that the executive focuses his or her attention on Company management, including a willingness to undertake a reasonable degree of business risk in an effort to create shareholder value.

Other Compensation

We maintain broad-based benefits and perquisites that are provided to all employees, including health insurance, life and disability insurance, dental insurance, and a 401(k) plan. In particular circumstances, we also utilize cash signing bonuses and relocation assistance when certain executive officers and senior non-executives join us. Whether either, or both, a signing bonus or relocation assistance are paid and the amounts thereof are determined on a case-by-case basis under the specific hiring circumstances. For example, we will consider paying amounts to compensate for amounts forfeited by an executive upon terminating prior employment, to assist with relocation expenses, and/or to create additional incentive for an executive to join us in a position where there is high market demand.

Common Share Ownership Requirements

We seek to weight our compensation scheme to ownership of our common shares. We believe that broad-based stock ownership by our employees (including the named executive officers) enhances its ability to deliver superior shareholder returns by increasing the alignment between the interests of our employees and our shareholders. The goal of the stock option program is to engage all of our named executive officers as partners in Acusphere’s success and help us realize the maximum gain from its strategy. We do not have a formal requirement for share ownership by any group of employees.

Tax Deductibility of Compensation

Within its performance-based compensation program, we aim to compensate our named executive officers in a manner that is tax-effective for us from a corporate tax perspective. Section 162(m) of the Internal Revenue Code restricts the ability of publicly held companies to take a federal income tax deduction for compensation paid to certain of their executive officers to the extent that compensation exceeds $1.0 million per covered officer in any fiscal year. However, this limitation does not apply to compensation that is performance-based.

The non-performance based compensation paid in cash to our executive officers for the 2006 fiscal year did not exceed the $1.0 million limit per officer, and the compensation committee does not anticipate that the non-performance based compensation to be paid in cash to our executive officers for fiscal 2007 will exceed that limit.

Conclusion

Our compensation policies are designed to retain and motivate our senior executive officers and to ultimately reward them for outstanding performance, with particular emphasis placed on the achievement of our research, clinical, regulatory and operational performance while also seeking to align the long-term interests of our management with those of our stockholders. We believe our compensation strategy is appropriate for a company at our stage of development and as compared to other biotech and pharmaceutical companies with similar market capitalizations.

Summary Compensation

The following table sets forth summary information concerning the compensation paid or earned services rendered to us in all capacities during the fiscal years ended December 31, 2006 by our chief executive officer, chief financial officer and each of the other three most highly compensated persons serving as our executive officers during fiscal year 2006. We refer to these individuals as our named executive officers.

Summary Compensation Table(1)

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Sherri C. Oberg	2006	420,799	—	—	142,119	200,000	3,030	765,948
President and Chief Executive Officer
John F. Thero	2006	280,000	—	—	174,687	112,000	3,030	569,717
Senior Vice President and Chief Financial Officer
Howard Bernstein, M.D., Ph.D.	2006	299,000	—	—	76,038	100,000	3,030	478,068
Executive Vice President of Research and Development
Michael R. Slater	2006	241,000	—	—	36,147	47,000	3,030	327,177
Senior Vice President of Operations
Richard Walovitch, Ph.D.	2006	260,000	—	—	5,027	70,200	3,030	338,257
Senior Vice President of Clinical Research

(1)          Columns disclosing compensation under the headings “Bonus,” “Stock Awards” and “Change In Pension Value And Nonqualified Deferred Compensation Earnings” are not included because no compensation in any of these categories was paid to our named executive officers in 2006. Amounts which would have appeared in the column under the heading “Bonus” would include non-equity guaranteed or discretionary bonus, hiring bonuses and relocation bonuses. Bonuses awarded under the Company’s 2006 Management Incentive Plan are reflected in the column entitled “Non-Equity Incentive Plan Compensation.”

(2)          Represents stock-based compensation expense for fiscal 2006 for stock option awards to purchase shares of our common stock granted in 2006 to each of Ms. Oberg, Mr. Thero, Dr. Bernstein and Mr. Slater. Stock-based compensation expense for each award was calculated in accordance with SFAS No. 123(R) and is being amortized over the vesting period of the related award. The amount reflected in this table excludes the estimate of forfeitures applied by us under SFAS No. 123(R) when recognizing stock-based compensation expense for financial statement reporting purposes in fiscal 2006. There were no actual forfeitures recorded during fiscal 2006 related to and of these awards. For information regarding the assumptions made by us in determining the valuation of these awards, see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Stock-Based Compensation” in our 2006 Annual Report on Form 10-K. No stock options were granted to Dr. Walovitch in fiscal 2006 as he was granted 50,000 shares upon his promotion in December 2005. All stock option awards granted to each of Ms. Oberg, Mr. Thero, Dr. Bernstein, Mr. Slater and Dr. Walovitch prior to 2006 were accounted for in accordance with APB Opinion No. 25 and were granted at exercise prices equal to fair value on the date of grant, with the exception of stock options granted in 2003 which for accounting purposes were granted at prices below fair value on the date of grant. Accordingly, no 2006 stock-based compensation expense is reflected above for awards granted prior to 2006 with exception of the 2003 awards for which $49,040,  $132,408, $36,780, $12,260 and $5,027 are included for Ms. Oberg, Mr. Thero, Dr. Bernstein, Mr. Slater and Dr. Walovitch, respectively, representing the proportional value of such 2003 awards which vested during 2006. The balance of the amounts listed above represent stock-based compensation expense recognized in connection with stock option awards granted in 2006 to purchase shares of our common stock at an exercise price of $5.84 per share, granted on February 1, 2006. The option awards are subject to monthly vesting ratably over

48 months. At December 31, 2006, there was approximately $0.6 million of unamortized stock-based compensation expense related to these 2005 stock option awards, excluding our estimate of forfeitures, which amount will be amortized over the remaining vesting period of the awards.

(3)          Represents cash incentive awards earned for 2006 and payable in 2007. These cash incentive awards were authorized under our 2006 Management Incentive Compensation Plan and approved by the compensation committee in February 2007 for each of Ms. Oberg, Mr. Thero, Mr. Bernstein, Mr. Slater and Mr. Walovitch, respectively. The awards are described in more detail above in the section entitled “Non Equity Incentive Compensation.”

(4)          Represents 401(k) matching contributions of $2,500 per person and premiums for group term life insurance of $530 per person. Excludes medical insurance, disability insurance and certain other benefits received by the named executive officers that are available generally to all of our employees and certain perquisites and other personal benefits received by the named executive officers which benefits do not exceed $10,000 per person in the aggregate.

The 2006 salaries and non-equity incentive compensation awards identified in the preceding table are not subject to any condition of future performance or employment.

Grants of Plan-Based Awards

The following table sets forth information concerning the stock option grants made to each of the named executive officers during the fiscal year ended December 31, 2006 pursuant to our 2003 Stock Option and Incentive Plan and 2005 Stock Option and Incentive Plan. We have never granted any stock appreciation rights.

Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)		Exercise or Base Price of Option Awards ($/Sh)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)(5)	Maximum ($)(6)	Threshold (#)	Maximum (#)
Sherri C. Oberg	2/1/06	—	210,400	—	170,000	5.84	396,049
President and Chief Executive Officer
John F. Thero	2/1/06	—	112,000	—	70,000	5.84	163,079
Senior Vice President and Chief Financial Officer
Howard Bernstein, M.D., Ph.D.	2/1/06	—	119,600	—	65,000	5.84	151,431
Executive Vice President of Research and Development
Michael R. Slater	2/1/06	—	96,400	—	40,000	5.84	93,188
Senior Vice President of Operations
Richard Walovitch, Ph.D.	2/1/06	—	104,000	—	—	—	—
Senior Vice President of Clinical Research(7)

(1)          Represents target bonuses potentially available to our named executive officers under the 2006 Management Incentive Compensation Plan. See the section entitled “Non Equity Incentive Compensation” for actual bonuses earned by our named executive officers in 2006.

(2)          Represents option awards to purchase shares of our common stock granted in 2006 to each of Ms. Oberg, Mr. Thero, Dr. Bernstein and Mr. Slater, which are subject to monthly vesting ratably over 48 months. Such shares will become fully vested upon termination under a change of control. No incentive plan existed during 2006 under which named executive officers were entitled to earn specific maximum or threshold amounts of equity-based incentive awards. All stock option grants made to named executive officers are made at the discretion of the compensation committee.

(3)          Represents the closing price of our common stock quoted by the NASDAQ Global Market on February 1, 2006.

(4)          The grant date fair value of stock option awards were calculated using the fair value of our common stock on February 1, 2006, the date of grant, multiplied by the total number of stock option awards granted. For information on the determination of the per share grant date fair value for these awards, see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Stock-Based Compensation”.

(5)          Represents the minimum amount payable under the 2006 Management Incentive Compensation Plan, assuming the required 80% corporate goal achievement minimum was achieved in order to be eligible for a payment under the Plan. There was no minimum required threshold for individual performance levels in 2006.

(6)          Represents the level of cash award named executive officers could have earned for 2006 if they achieved all of their individual performance goals. The compensation committee can, if it believes it is justified, elect to award amounts above this level.

(7)          No stock options were granted to Mr. Walovitch in fiscal 2006 as he was granted 50,000 shares upon his promotion in December 2005.

See Compensation Discussion and Analysis above for complete description of the targets for payment of annual incentives, as well as performance criteria on which such payments were based. The Compensation Discussion and Analysis also describes the option grants.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on all stock options held by our named executive officers as of December 31, 2006. All outstanding equity awards are in the form of stock options quantified in the following table based upon the number of shares of common stock underlying the stock options. Certain of our named executive officers own shares of our common stock, the following table does not include such shares.

Outstanding Equity Awards at Fiscal Year-End(1)(2)

Option Awards

	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Sherri C. Oberg	3,116	—	—	$1.80	11/19/07
President and	2,778	—	—	$1.98	12/7/08
Chief Executive Officer	1,011	—	—	$5.70	12/4/10
	2,605	—	—	$7.20	3/3/11
	25,000	—	—	$7.20	4/3/11
	44,280	—	—	$7.20	9/24/11
	6,881	—	—	$0.84	7/16/12
	113,419	—	—	$0.84	09/10/12
	32,640	694	—	$0.84	2/4/13
	99,561	22,976	—	$13.02	8/30/13
	58,333	21,667	—	$9.60	3/9/14
	69,958	76,042	—	$6.13	1/30/15
	38,958	131,042	—	$5.84	2/13/16
Howard Bernstein, M.D.	6,231	—	—	$1.80	11/19/07
Ph.D, Executive Vice	3,116	—	—	$1.80	11/19/07
President of Research &	4,167	—	—	$1.98	12/7/08
Development	4,167	—	—	$1.98	3/27/10
	7,891	—	—	$1.98	3/27/10
	6,226	—	—	$7.20	3/3/11
	21,660	—	—	$7.20	9/24/11
	8,334	—	—	$7.20	2/5/12
	59,834	—	—	$0.84	7/16/12
	24,479	521	—	$0.84	2/4/13
	35,081	8,096	—	$13.02	8/30/13
	25,521	9,479	—	$9.60	2/15/14
	23,958	26,042	—	$6.13	1/30/15
	14,896	50,104	—	$5.84	1/30/16
John F. Thero	67,083	2,917	—	$0.84	2/4/13
Senior Vice President and	9,231	2,130	—	$13.02	8/30/13
Chief Financial Officer	43,750	16,250	—	$9.60	2/15/14
	23,958	26,042	—	$6.13	1/30/15
	16,042	53,958	—	$5.84	1/30/16
Michael R. Slater	25,000	—	—	$7.20	11/11/11
Senior Vice President	8,334	—	—	$7.20	2/5/12
of Operations	17,500	—	—	$0.84	7/16/12
	8,160	174	—	$0.84	2/4/13
	12,408	2,863	—	$13.02	8/30/13
	14,583	5,417	—	$9.60	2/15/14
	9,583	10,417	—	$6.13	1/30/15
	9,167	30,833	—	$6.13	1/30/16
Richard Walovitch, Ph.D.	16,667	—	—	$1.26	4/7/07
Senior Vice President	3,116	—	—	$1.80	5/19/08
of Clinical Research	1,667	—	—	$1.98	6/27/09
	850	—	—	$1.98	3/27/10
	2,038	—	—	$7.20	3/3/11
	5,849	—	—	$7.20	9/24/11
	1,811	—	—	$7.20	2/5/12
	11,763	—	—	$0.84	7/16/12
	3,346	71	—	$0.84	2/4/13
	13,125	4,875	—	$9.60	2/15/14
	11,979	13,021	—	$5.57	2/20/15
	12,500	37,500	—	$4.92	12/6/15

(1)    There are no stock awards outstanding for any of the named executive officers. All of the above amounts reflect option awards.

(2)    The shares underlying each unvested option grant to our named executive officers are subject to monthly vesting. Such options vest ratably over 48 months. Each such option may accelerate and become fully vested upon a change of control as defined in the employment agreements of each named executive officer.

Option Exercises and Stock Vested During Fiscal Year 2006

Option Exercises and Stock Vested

The following table provides information on stock option exercises during 2006 by our named executive officers:

Option Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Sherri C. Oberg	2,756	16,784
President and Chief Executive Officer
John F. Thero	—	—
Senior Vice President and Chief Financial Officer
Howard Bernstein,	—	—
M.D., Ph.D. Executive Vice President of Research & Development
Michael R. Slater	—	—
Senior Vice President of Operations
Richard Walovitch, Ph.D.	—	—
Senior Vice President of Clinical Research

(1)          Aside from stock options, there were no stock awards or other forms of equity compensation made or outstanding for our named executive officers in 2006.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Non-Qualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Employment Agreements and Severance Benefits

Potential Payments Upon Termination or Change of Control

We consider it in the best interests of our shareholders to foster the continuous at-will employment of key management personnel and to prevent their departure. In order to provide the key members of management with an incentive to continue their respective at-will employment and to maximize corporate value for the benefit of our shareholders, we entered into executive employment agreements with our named executive officers. Under the terms of these agreements, and subject to the terms and conditions contained therein,  our named executive officers are entitled to receive compensation and benefits in the event they are terminated other than for cause, death or disability, including in connection with a “change of control.”

Under these agreements, a “change of control” means (i) a sale by Acusphere of all or substantially all of its business or assets or (ii) a reorganization, merger or consolidation of Acusphere whereby the stockholders of the outstanding voting stock of Acusphere immediately prior to the transaction hold less than a majority of votes of the outstanding stock of the entity surviving such transaction, or (iii) the transfer, in a single transaction or series of transactions, of a majority of the outstanding voting stock of Acusphere to a single purchaser or group of related purchasers, or (iv) individuals who, as of the date of the agreement, constitute Acusphere’s board of directors cease for any reason to constitute at least a majority of the board, provided that any individual becoming a director subsequent to the date of the agreement whose election, or nomination for election by Acusphere’s shareholders, was approved by a vote of at least a majority of the directors then comprising the board shall be considered as though such individual were a member of the board, but excluding, for the purpose, any such individual whose initial assumption of office is in connection with either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board; or (v) the board determines that a change of control has occurred.

Our employment agreements do not provide any compensation to our named executive employees if such named executive employee elects to terminate employment with the company without request for such termination by the company. Our employment agreements entitle our named executive officer, provided that such officer has achieved certain minimum service requirements with the company, to compensation if he or she is terminated by the company without cause. Under such circumstance, severance payments include: a cash payment equal to six times his or her monthly base salary plus payment equal to the product of his or her base monthly salary times the number of full years such executive officer has been employed by us. Additionally, our named executive officers will receive, at our expense, certain benefits, including health, dental and life insurance, for 18 months following the date of termination.

Under these agreements, “cause” means one or more of the following reasons: (i) the substantial and continuing failure or refusal of the named executive officer, after written notice thereof, to reasonably attempt to perform his or her job duties and responsibilities (other than failure or refusal resulting from incapacity due to physical disability or mental illness) which failure or refusal is committed in bad faith and is not in the best interest of Acusphere; (ii) gross negligence, willful misconduct or material breach of fiduciary duty to Acusphere; (iii) the willful commission of an act of embezzlement, misappropriation or fraud;  (iv) deliberate and willful disregard of the written rules or policies of Acusphere which results in a material and substantial loss, damage or injury to Acusphere; (v) the unauthorized, deliberate and willful disclosure of any material confidential, proprietary and/or trade secret information of Acusphere or its customers which disclosure is committed in bad faith  and is not in the best interest of Acusphere; (vi) the willful and deliberate commission of an act which induces any customer, supplier, employee or consultant to adversely and substantially amend or terminate their relationship with Acusphere which act is committed in bad faith and is not in the best interest of Acusphere; or (vii) the conviction of, or plea of nolo contendere by the named executive officer, to a crime involving a felony of moral turpitude.

In the event that, during the 12-month period following a change of control or the period that begins six months prior to the first public comment by us regarding the change of control and ends upon a change of control, we terminate any of the named executive officers, other than for cause, death, or disability, or any of the Officers terminates his or her employment for “good reason,” such officer is entitled to receive (i) a lump sum payment equal to 6 times his or her monthly base salary, (ii) a lump sum payment equal to the product of his or her monthly base salary times the greater of the number of full years such officer had been employed by us or six, (iii) a lump sum payment equal to his or her target bonus for the year in which the change of control occurs, pro rated to cover the portion of the year elapsed plus such pro rated amount to cover six months plus the greater of one month for each full year each named executive officer had been employed by us or six months.

Under these agreements, “good reason” means (i) a reduction in the named executive officer’s then-current annual base salary or bonus opportunity or benefits (other than in connection with a salary adjustment generally applicable to similarly situated employees); (ii) any failure to offer the named executive officer the same level of benefits offered to similarly situated employees; (iii) a significant diminution in the named executive officer’s duties, title, office, staff or responsibilities; (iv) the relocation of the named executive officer’s primary business location to a location that increases the named executive officer’s commute by more than thirty miles compared to the commute of the named executive officer to the named executive officer’s then-current primary business location; (v) the failure to pay the named executive officer any portion of his or her current base salary, bonus or benefits within twenty days of the date such compensation is due, based upon the payment terms currently in effect; or (vi) the failure of the named executive officer to obtain a reasonably satisfactory agreement from any successor to assume and agree to perform the agreement.

Additionally, following change in control, our named executive officers will receive, at our expense, certain benefits, including health, dental and life insurance, for 18 months following the date of termination.

Unless at that time our named executive officers elects to forgo the following, upon a change of control, all stock options and other stock-based awards granted to each of our named executive officers will immediately accelerate and become fully exercisable as of the effective date of the change of control.

In the event any severance payment or benefit to the executive under the employment agreement is considered an “excess parachute payment” and subject to an excise tax under the Internal Revenue Code or is otherwise subject to tax that the employee would not normally be subject to as an employee of the Company, the named executive officers are entitled to a “gross-up payment” that, on an after-tax basis, is equal to the taxes imposed on such payment or benefit.

The level of severance payments was determined by evaluating executive employment agreements with comparative publicly-traded biotech and pharmaceutical companies. The terms of the severance benefit under the employment agreement is intended to ensure that the executive focuses his or her attention on Company management, including a willingness to undertake a reasonable degree of business risk in an effort to create shareholder value.

The amount of compensation payable to each named executive officer in each situation is listed in the tables below, assuming a change of control on, and/or their employment was terminated on December 31, 2006.

The following table described the potential payments upon a change of control for Sherri C. Oberg, our President and Chief Executive Officer.

Payments and Benefits	Voluntary Termination	Involuntary Not for Cause Termination	Involuntary or Good Reason Termination (Change of Control)	Death or Permanent Disability
Cash Severance(1)	—	631,199	631,199	—
Pro Rata Target Bonus(2)	—	—	315,599	—
Stock Options(3)	—	—	1,111	1,111
Health Care Benefits(4)	—	34,714	34,714	—
Accrued Vacation Pay	—	—	—	—
Other Perquisites(5)	—	15,000	15,000	—
Tax Gross-Up(6)	—	—	344,683	—
Total	—	680,913	1,342,306	1,111

(1)          For involuntary not for cause termination, cash severance includes 6 months base pay plus one additional month for every year of service. For termination as a result of a change in control, cash severance includes 6 months base pay plus the greater of (i) one additional month for every year of service or (ii) six months.

(2)          For involuntary not for cause termination the named executive officer (“NEO”) is not entitled to a bonus. For termination as a result of a change in control, bonus includes 6 months of the NEO’s annual target prorated to the date of the change in control, plus the greater of (i) one additional month for every year of service or (ii) six months.

(3)          For termination after or in connection with a Change in Control, or the death or permanent disability of the NEO, all unvested stock options held by the NEO vest immediately. For stock options, the dollar value is calculated for “in-the-money” options by multiplying the number of accelerated options by the difference between the grant price of the option and the closing stock price of the Company’s common stock of $2.44 on December 29, 2006.

(4)          Under the Executive Employment Agreement, medical and dental coverage is provided to the NEO and his/her spouse and dependents for up to 18 months after termination. Life and disability coverage is also provide to the NEO for up to 18 months after termination.

(5)          Under the Executive Employment Agreement, up to $15,000 in reimbursement for outplacement support.

(6)          Under the Executive Employment Agreement, the NEO’s are eligible to receive “gross-up” payments for any payments they receive in connection with a not for cause or change in control termination that would cause the NEO to incur excise taxes under Section 4999 of the Code, as well as any additional federal, state local and excise tax resulting from such gross-up payments. We assumed that the amounts payable to the executive in this circumstance would either not be subject to Section 409A of the Code or would be structured to comply with Section 409A of the Code. Accordingly, we have assumed that a tax gross up payment to cover additional taxes imposed under Section 409A of the Code would not be necessary.

The following table described the potential payments upon a change of control of the Company for John Thero, the Company’s Chief Financial Officer:

Payments and Benefits	Voluntary Termination	Involuntary Not for Cause Termination	Involuntary or Good Reason Termination (Change of Control)	Death or Permanent Disability
Cash Severance(1)	—	210,000	280,000	—
Pro Rata Target Bonus(2)	—	—	112,000	—
Stock Options(3)	—	—	4,666	4,666
Health Care Benefits(4)	—	34,714	34,714	—
Accrued Vacation Pay	10,769	10,769	10,769	10,769
Other Perquisites(5)	—	15,000	15,000	—
Tax Gross-Up(6)	—	—	—	—
Total	10,769	270,483	457,149	15,435

(1)          For involuntary not for cause termination, cash severance includes 6 months base pay plus one additional month for every year of service. For termination as a result of a change in control, cash severance includes 6 months base pay plus the greater of (i) one additional month for every year of service or (ii) six months.

(2)          For involuntary not for cause termination the NEO is not entitled to a bonus. For termination as a result of a change in control, bonus includes 6 months of the NEO’s annual target prorated to the date of the change in control, plus the greater of (i) one additional month for every year of service or (ii) six months.

(3)          For termination after or in connection with a Change in Control, or the death or permanent disability of the NEO, all unvested stock options held by the NEO vest immediately. For stock options, the dollar value is calculated for “in-the-money” options by multiplying the number of accelerated options by the difference between the grant price of the option and the closing stock price of the Company’s common stock of $2.44 on December 29, 2006.

(4)          Under the Executive Employment Agreement, medical and dental coverage is provided to the NEO and his/her spouse and dependents for up to 18 months after termination. Life and disability coverage is also provide to the NEO for up to 18 months after termination.

(5)          Under the Executive Employment Agreement, up to $15,000 in reimbursement for outplacement support.

(6)          Under the Executive Employment Agreement, the NEO’s are eligible to receive “gross-up” payments for any payments they receive in connection with a not for cause or change in control termination that would cause the NEO to incur excise taxes under Section 4999 of the Code, as well as any additional federal, state local and excise tax resulting from such gross-up payments. We assumed that the amounts payable to the executive in this circumstance would either not be subject to Section 409A of the Code or would be structured to comply with Section 409A of the Code. Accordingly, we have assumed that a tax gross up payment to cover additional taxes imposed under Section 409A of the Code would not be necessary.

The following table described the potential payments upon a change of control of the Company for Howard Bernstein, the Company’s Executive Vice President of Research & Development:

Payments and Benefits	Voluntary Termination	Involuntary Not for Cause Termination	Involuntary or Good Reason Termination (Change of Control)	Death or Permanent Disability
Cash Severance(1)	—	448,500	448,500	—
Pro Rata Target Bonus(2)	—	—	179,400	—
Stock Options(3)	—	—	834	834
Health Care Benefits(4)	—	20,694	20,694	—
Accrued Vacation Pay	145,107	145,107	145,107	145,107
Other Perquisites(5)	—	15,000	15,000	—
Tax Gross-Up(6)	—	—	—	—
Total	145,107	629,301	809,535	145,941

(1)          For involuntary not for cause termination, cash severance includes 6 months base pay plus one additional month for every year of service. For termination as a result of a change in control, cash severance includes 6 months base pay plus the greater of (i) one additional month for every year of service or (ii) six months.

(2)          For involuntary not for cause termination the NEO is not entitled to a bonus. For termination as a result of a change in control, bonus includes 6 months of the NEO’s annual target prorated to the date of the change in control, plus the greater of (i) one additional month for every year of service or (ii) six months.

(3)          For termination after or in connection with a Change in Control, or the death or permanent disability of the NEO, all unvested stock options held by the NEO vest immediately. For stock options, the dollar value is calculated for “in-the-money” options by multiplying the number of accelerated options by the difference between the grant price of the option and the closing stock price of the Company’s common stock of $2.44 on December 29, 2006.

(4)          Under the Executive Employment Agreement, medical and dental coverage is provided to the NEO and his/her spouse and dependents for up to 18 months after termination. Life and disability coverage is also provide to the NEO for up to 18 months after termination.

(5)          Under the Executive Employment Agreement, up to $15,000 in reimbursement for outplacement support.

(6)          Under the Executive Employment Agreement, the NEO’s are eligible to receive “gross-up” payments for any payments they receive in connection with a not for cause or change in control termination that would cause the NEO to incur excise taxes under Section 4999 of the Code, as well as any additional federal, state local and excise tax resulting from such gross-up payments. We assumed that the amounts payable to the executive in this circumstance would either not be subject to Section 409A of the Code or would be structured to comply with Section 409A of the Code. Accordingly, we have assumed that a tax gross up payment to cover additional taxes imposed under Section 409A of the Code would not be necessary.

The following table described the potential payments upon a change of control of the Company for Richard Walovich, the Company’s Senior Vice President of Clinical Research:

Payments and Benefits	Voluntary Termination	Involuntary Not for Cause Termination	Involuntary or Good Reason Termination (Change of Control)	Death or Permanent Disability
Cash Severance(1)	—	325,000	325,000	—
Pro Rata Target Bonus(2)	—	—	130,000	—
Stock Options(3)	—	—	114	114
Health Care Benefits(4)	—	34,714	34,714	—
Accrued Vacation Pay	45,160	45,160	45,160	45,160
Other Perquisites(5)	—	15,000	15,000	—
Tax Gross-Up(6)	—	—	—	—
Total	45,160	419,874	549,988	45,274

(1)          For involuntary not for cause termination, cash severance includes 6 months base pay plus one additional month for every year of service. For termination as a result of a change in control, cash severance includes 6 months base pay plus the greater of (i) one additional month for every year of service or (ii) six months.

(2)          For involuntary not for cause termination the NEO is not entitled to a bonus. For termination as a result of a change in control, bonus includes 6 months of the NEO’s annual target prorated to the date of the change in control, plus the greater of (i) one additional month for every year of service or (ii) six months.

(3)          For termination after or in connection with a Change in Control, or the death or permanent disability of the NEO, all unvested stock options held by the NEO vest immediately. For stock options, the dollar value is calculated for “in-the-money” options by multiplying the number of accelerated options by the difference between the grant price of the option and the closing stock price of the Company’s common stock of $2.44 on December 29, 2006.

(4)          Under the Executive Employment Agreement, medical and dental coverage is provided to the NEO and his/her spouse and dependents for up to 18 months after termination. Life and disability coverage is also provide to the NEO for up to 18 months after termination.

(5)          Under the Executive Employment Agreement, up to $15,000 in reimbursement for outplacement support.

(6)          Under the Executive Employment Agreement, the NEO’s are eligible to receive “gross-up” payments for any payments they receive in connection with a not for cause or change in control termination that would cause the NEO to incur excise taxes under Section 4999 of the Code, as well as any additional federal, state local and excise tax resulting from such gross-up payments. We assumed that the amounts payable to the executive in this circumstance would either not be subject to Section 409A of the Code or would be structured to comply with Section 409A of the Code. Accordingly, we have assumed that a tax gross up payment to cover additional taxes imposed under Section 409A of the Code would not be necessary.

The following table described the potential payments upon a change of control of the Company for Michael Slater, the Company’s Senior Vice President of Operations:

Payments and Benefits	Voluntary Termination	Involuntary Not for Cause Termination	Involuntary or Good Reason Termination (Change of Control)	Death or Permanent Disability
Cash Severance(1)	—	220,917	241,000	—
Pro Rata Target Bonus(2)	—	—	96,400	—
Stock Options(3)	—	—	278	278
Health Care Benefits(4)	—	28,830	28,830	—
Accrued Vacation Pay	7,283	7,283	7,283	7,283
Other Perquisites(5)	—	15,000	15,000	—
Tax Gross-Up(6)	—	—	—	—
Total	7,283	272,030	388,791	7,561

(1)          For involuntary not for cause termination, cash severance includes 6 months base pay plus one additional month for every year of service. For termination as a result of a change in control, cash severance includes 6 months base pay plus the greater of (i) one additional month for every year of service or (ii) six months.

(2)          For involuntary not for cause termination the NEO is not entitled to a bonus. For termination as a result of a change in control, bonus includes 6 months of the NEO’s annual target prorated to the date of the change in control, plus the greater of (i) one additional month for every year of service or (ii) six months.

(3)          For termination after or in connection with a Change in Control, or the death or permanent disability of the NEO, all unvested stock options held by the NEO vest immediately. For stock options, the dollar value is calculated for “in-the-money” options by multiplying the number of accelerated options by the difference between the grant price of the option and the closing stock price of the Company’s common stock of $2.44 on December 29, 2006.

(4)          Under the Executive Employment Agreement, medical and dental coverage is provided to the NEO and his/her spouse and dependents for up to 18 months after termination. Life and disability coverage is also provide to the NEO for up to 18 months after termination.

(5)          Under the Executive Employment Agreement, up to $15,000 in reimbursement for outplacement support.

(6)          Under the Executive Employment Agreement, the NEO’s are eligible to receive “gross-up” payments for any payments they receive in connection with a not for cause or change in control termination that would cause the NEO to incur excise taxes under Section 4999 of the Code, as well as any additional federal, state local and excise tax resulting from such gross-up payments. We assumed that the amounts payable to the executive in this circumstance would either not be subject to Section 409A of the Code or would be structured to comply with Section 409A of the Code. Accordingly, we have assumed that a tax gross up payment to cover additional taxes imposed under Section 409A of the Code would not be necessary.

An NEO is not eligible for the benefits set forth in the Executive Employment Agreement if his or her employment is terminated due to a “Disability.”  Instead, an NEO will receive disability benefits under any disability program maintained by the Company that covers the NEO. Likewise, in the case of a termination due to death of an NEO, an NEO will receive benefits only under any program (including life insurance) maintained by the Company that covers the NEO.

Director Compensation

The following table provides information related to the compensation of our non-employee directors for fiscal 2006.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All other Compensation ($)(3)	Total ($)
Frank Baldino, Jr., Ph.D.	8,600	25,000	36,178	—	—	—	69,778
Garen Bohlin	42,800	—	28,942	—	—	—	71,742
Sandra Fenwick	17,300	23,750	24,118	—	—	—	65,168
Martyn Greenacre	39,800	—	26,531	—	—	—	66,331
Derek Lemke-von Ammon	11,600	27,917	19,294	—	—	—	58,811

(1)          Represents fees earned in 2006 pursuant to our Non-Employee Director Compensation Policy discussed above. Quarterly retainer fees may be paid in cash or stock. Messrs. Baldino and Lemke Von Ammon elected to receive shares of common stock in lieu of their cash retainer fees earned during 2006. Ms. Fenwick elected to receive shares of common stock in lieu of a portion of her cash retainer fees earned during 2006. As a result Mr. Baldino received an aggregate of 6,834 shares of common stock; Mr. Lemke Von Ammon received an aggregate of 7,780 shares of common stock and Ms. Fenwick received an aggregate of 5,509 shares of common stock.

(2)          Represents stock-based compensation expense for fiscal 2006 for stock option awards granted in 2006 to each of Dr. Baldino, Mr. Bohlin, Ms. Fenwick, Mr. Greenacre and Mr. Lemke-von Ammon. Stock-based compensation expense for these awards was calculated in accordance with SFAS No. 123(R) and is being amortized over the vesting period of the related awards. The amounts reflected in this table exclude the estimate of forfeitures applied by us under SFAS No. 123(R) when recognizing stock-based compensation expense for financial statement reporting purposes in fiscal 2006. There were no actual forfeitures recorded during fiscal 2006 related to these awards. For information regarding the assumptions made by us in determining the valuation of these awards, see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Stock-Based Compensation”. In June 2006, we awarded each of Dr. Baldino, Mr. Bohlin, Ms. Fenwick, Mr. Greenacre and Mr. Lemke-von Ammon stock option awards to purchase shares of our common stock at an exercise price of $3.59 per share, each of which will vest at a rate of 8.333% per month. Each of these awards will vest immediately upon a change in control of our company. The grant date fair value of these one-time stock option awards is $240,408. At December 31, 2006, there was approximately $105,345 of unamortized stock-based compensation expense related to these awards excluding our estimate of forfeitures, which will be amortized over the remaining vesting period of the awards. As of December 31, 2006, Dr. Baldino, Mr. Bohlin, Ms. Fenwick, Mr. Greenacre and Mr. Lemke-von Ammon held 372,166 options outstanding, of which 256,727 were exercisable.

(3)          Excludes reimbursements for out-of-pocket expenses incurred in attending meetings of the board of directors.

We develop our compensation plans for outside directors by utilizing publicly available compensation data and subscription compensation survey data, particularly data from the AON Consulting/Radford Survey for national and regional companies in the pharmaceutical and biotechnology industry. We believe that the practices of this group of companies provide us with appropriate compensation benchmarks, because these companies have similar organizational structures and tend to compete with us for executives and other employees. For benchmarking outside director compensation, we typically review the compensation data we have collected from the complete group of companies, as well as a subset of the data from those companies that have a similar number of employees as our company. We have also engaged Mercer Human Resources Consulting to help us analyze these data and to compare our compensation programs with the practices of the companies represented in the compensation data we review. Our compensation program for outside directors is intended to help us attract, retain and motivate highly qualified directors and to align their interests with the interests of our shareholders.

Employee directors do not receive cash compensation for their service as members of the board of directors.

Outside directors, during 2007, in accordance with our compensation program for non-employee directors, will receive an annual retainer for board membership of $20,000 and an annual retainer for each committee membership of $5,000, in each case payable quarterly. Annual retainer payments are pro-rated based upon days of service in the event a non-employee director joins or leaves the board of directors during any calendar year. Non-employee directors also will receive a fee of $2,000 for each board or committee meeting attended in person and a fee of $600 for each board or committee meeting attended via telephone conference call, provided that the cumulative amount of such meeting fees will not exceed $2,000 per day. Non-employee directors are permitted to elect to receive their annual retainer in the form of cash or shares of our common stock with any such issuances of our common stock based on the closing price of the our common stock on the Nasdaq Global Market on the date of issuance.

In addition, each non-employee director who serves on the audit committee will annually receive an option to purchase 25,000 shares of our common stock and each other non-employee director will receive on an annual basis an option to purchase 20,000 shares of our common stock, in each case granted at fair value on the dates of our Annual Meeting of Stockholders, which annual date is scheduled in advance. These options will vest in equal monthly installments over a one year period based upon continued service with the board of directors. Upon initial election or appointment to the board of directors, non-employee directors receive an option to purchase 42,000 shares of our common stock, subject to vesting in equal monthly installments over a four year period based upon continued service with the board of directors.

In addition, (i) the chairperson of the compensation committee will receive on an annual basis on option to purchase 2,500 shares of our common stock, (ii) the chairperson of the nominating and corporate governance committee will receive on an annual basis an option to purchase 2,500 shares of our common stock, (iii) the chairperson of the audit committee will receive an option to purchase 5,000 shares of our common stock, and (iv) the presiding director of the board of directors will receive on an annual basis an option to purchase 15,000 shares of our common stock. Each of the foregoing options will vest in equal monthly installments over a one year period based upon continued service with the board of directors.

All of our directors have been and will be reimbursed for out-of-pocket expenses incurred on our behalf, and all of the directors are eligible to participate in our 2003 Stock Option and Incentive Plan and 2005 Stock Option and Incentive Plan on an ad hoc basis from time to time at the discretion of the board of directors.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans.   The following table provides information as of December 31, 2006 with respect to the Company’s equity compensation plans under which shares of the Company’s Common Stock are authorized for issuance, consisting of the Company’s 1994 Stock Plan, the 2003 Stock Option and Incentive Plan, the 2003 Employee Stock Purchase Plan and the 2005 Stock Option and Incentive Plan. Each of the Company’s equity compensation plans were previously approved by stockholders.

	(A)	(B)	(C)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (A))(1)
Equity compensation plans approved by security holders	3,961,118	$5.96	1,448,386
Equity compensation plans not approved by security holders	—	—	—
Total	3,961,118	$5.96	1,448,386

(1)          164,866 shares of common stock remain available for issuance under the Existing 2005 Plan at March 31, 2007

Stock Plans

As of December 31, 2006 the Company had three equity compensation plans, including an employee stock purchase plan, under which it was granting stock options and shares of unvested stock. The Company is currently granting stock-based awards from its 2003 Stock Option and Incentive Plan and 2005 Stock Option and Incentive Plan, which are administered by the Compensation Committee of the Board of Directors.

COMPENSATION COMMITTEE REPORT

This report is submitted by the Compensation Committee of the Board of Directors. The Compensation Committee of the Board of Directors currently consists of Frank Baldino, Jr., Sandra L. Fenwick and Derek Lemke-von Ammon. Dr. Baldino serves as its Chairperson. Dr. Baldino and Mr. Lemke-von Ammon served on the Compensation Committee throughout 2006 and Ms. Fenwick joined the Committee in March 2006. The Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the Company’s and NASDAQ’s director independence standards. We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the  Board  of Directors  that  the  Compensation  Discussion  and  Analysis  be included  in  this proxy statement and in Acusphere’s  Annual Report on Form 10-K for the year ended December 31, 2006.

No portion of this Compensation Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

Respectfully Submitted by the Compensation Committee:
Frank Baldino, Jr., Ph.D. (Chairperson) Sandra Fenwick Derek Lemke-von Ammon

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report is submitted by the Audit Committee of the Board of Directors. The Audit Committee of the Board of Directors currently consists of Garen Bohlin, Sandra L. Fenwick and Martyn Greenacre. Mr. Bohlin serves as its Chairperson. Mr. Bohlin, Ms. Fenwick and Mr. Greenacre served on the Audit Committee throughout 2006. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the Company’s and NASDAQ’s director independence standards and the SEC’s heightened director independence standards for audit committee members, including Rule 10A-3(b)(1) under the Exchange Act. The Audit Committee believes that each of its members is financially sophisticated and is able to read and understand the consolidated financial statements of the Company. Mr. Bohlin is an “audit committee financial expert” as defined in the SEC rules.

The Board of Directors has adopted a written charter for the Audit Committee setting out the audit related functions the Audit Committee is to perform. In March 2007, the Audit Committee met and reviewed the adequacy of its charter.

The Audit Committee is responsible for assisting the Board of Directors in its oversight of the integrity of the Company’s consolidated financial statements, the qualifications and independence of the Company’s independent registered public accounting firm, and the Company’s internal financial and accounting controls. The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm.

Management is responsible for the financial reporting process, including the system of internal controls and the certification of the integrity and reliability of the Company’s internal controls over financial reporting and disclosure controls and procedures, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to oversee and review these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee met seven times during 2006. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the Company’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte & Touche”). The Audit Committee discussed with Deloitte & Touche the overall scope and plans for its audits. The Audit Committee regularly met privately with Deloitte & Touche, who has unrestricted access to the Audit Committee.

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal years ended December 31, 2006 and 2005, and has discussed them with both management and Deloitte & Touche. In connection with the Company’s Form 10-K for the year ended December 31, 2006, the Audit Committee discussed with management and Deloitte & Touche the process used to support certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) to accompany the Company’s periodic filings with the SEC and the results of the certification process.

The Audit Committee has also received from and discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on

Auditing Standards No. 90, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Deloitte & Touche its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

The Audit Committee also reviewed the Company’s quarterly financial statements during 2006 and discussed them with both the management of the Company and Deloitte & Touche prior to including such interim financial statements in the Company’s quarterly reports on Form 10-Q. In connection with the Company’s quarterly reports on Form 10-Q for its first, second and third fiscal quarters of 2006, the Audit Committee discussed the process used to support certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the SEC and Sarbanes-Oxley to accompany the Company’s periodic filings with the SEC and the results of the certification process

The Audit Committee has also evaluated the performance of Deloitte & Touche, including, among other things, the amount of fees paid to Deloitte & Touche for audit and non-audit services in 2005. Information about Deloitte & Touche’s fees for 2006 is discussed below in this Proxy Statement under “Proposal 2—Ratification of Independent Registered Public Accounting Firm.” Based on its evaluation, the Audit Committee has retained Deloitte & Touche to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

Respectfully Submitted by the Audit Committee:
Garen Bohlin (Chairperson) Sandra L. Fenwick Martyn Greenacre

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2006 and written representations from certain Reporting Persons, the Company believes that all Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 2006, with the exception of five Forms 4 which were not timely filed on behalf of Dr. Baldino, Mr. Bohlin, Ms. Fenwick, Mr. Greenacre and Mr. Lemke-von Ammon in July 2006 with respect to transactions that were exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS
AND CERTAIN CONTROL PERSONS

Our Nominating and Corporate Governance Committee is responsible for our policies and procedures for the review, approval and ratification of transactions between ourselves and our directors, director nominees, executive officers, security holders that beneficially own more than 5% of any class of our voting securities, or the immediate family members of any of these persons, or related person transactions, under our related person transaction approval policy.

A list of related persons is available to our employees and executives who are involved with or familiar with the transactions, contracts or other legal or business arrangements that we have entered into or propose to enter into from time to time with third parties. This list is updated and cross-checked periodically to ensure it does not contain parties involved in proposed or ongoing transactions, contracts or other legal or business arrangements with us and will be checked prior to entering into any new transaction, contract or other legal or business arrangement. To the extent that it is determined that we have entered into or may enter into a transaction, contract or other legal or business arrangement (including any modification or addition to an existing contract or arrangement) with a related person, our chief executive officer, chief financial officer or vice president of finance (each, an “authorized officer”) is notified.

Prior to our entering into any such transaction or arrangement, an authorized officer reviews the applicable rules and determines whether the contemplated transaction or arrangement requires the approval of our board of directors, the Nominating and Corporate Governance Committee, or both, and any such approvals will be obtained before the transaction may be consummated. No arrangement with a related person may be entered into unless an authorized officer has either (i) specifically confirmed in writing that no further approvals are necessary or (ii) specifically confirmed in writing that all requisite corporate approvals necessary for us to enter into such arrangement have been obtained.

In the event that a related party transaction requires both board of directors and Nominating and Corporate Governance Committee approval, the Nominating and Corporate Governance Committee will first be asked to consider and vote on the transaction. The Nominating and Corporate Governance Committee would then make a recommendation to the full board of directors for its consideration before the transaction may be entered into.

Except as disclosed elsewhere in this Proxy Statement, there were no transactions with any of directors, executive officers, holders of more than 5% of our voting securities, or any member of the immediate family of the foregoing persons, during 2006.

INDEMNIFICATION MATTERS

The Company has entered into indemnification agreements with each of its directors and Named Executive Officers. These agreements require the Company to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

The Company has purchased primary and excess directors’ and officers’ liability insurance from the National Union Fire Insurance Company, the Old Republic Insurance Company and the ACE American Insurance Company covering all of the Company’s directors and Named Executive Officers at an annual premium cost of $415,730.

PROPOSAL 2

APPROVAL OF AMENDED AND RESTATED
2005 STOCK OPTION AND INCENTIVE PLAN

In this proposal, you are being asked to approve the Company’s Amended and Restated 2005 Stock Option and Incentive Plan (the “Amended and Restated 2005 Plan”), which amends and restates the Company’s 2005 Stock Option and Incentive Plan, as amended (the “Existing 2005 Plan”) in order to:

•       increase by 5,000,000 the number of shares of Common Stock authorized for issuance under the Amended and Restated 2005 Plan;

•       increase by 1,700,000 the limit on the total number of shares of Common Stock authorized for issuance under the Amended and Restated 2005 Plan which can be issued in the form of unrestricted stock awards, restricted stock awards or deferred stock awards (excluding for such purposes, the shares of Common Stock underlying any awards granted in lieu of cash compensation or fees);

•       limit the term of any stock appreciation right awarded under the Amended and Restated 2005 Plan to a maximum of ten years; and

•       clarifying that the total number of shares of Common Stock authorized for issuance under the Amended and Restated 2005 Plan shall be reduced by the full number of shares reserved in connection with the exercise of stock appreciation rights, notwithstanding whether such shares are actually issued in connection with such awards

The Amended and Restated 2005 Plan may be administered by the Board of Directors, the Compensation Committee of the Board or a similar committee (the “Committee”). The Committee, in its discretion, may grant a variety of incentive awards based on the Common Stock of the Company. Awards under the Amended and Restated 2005 Plan include stock options (both incentive options and non-qualified options), stock appreciation rights, deferred stock awards, restricted stock awards and unrestricted stock awards. Each of these awards is described in greater detail below.

If approved by stockholders, the total number of shares that could be issued under the Existing 2005 Plan will be increased by 5,000,000 shares. Based solely on the closing price of our Common Stock as reported by the NASDAQ Global Market on March 30, 2007 of $2.76 per share, the maximum aggregate market value of our Common Stock that could potentially be issued under the Amended and Restated 2005 Plan, including stock options which are currently outstanding under the Existing 2005 Plan, is $18,492,000. If not approved by the stockholders, the Company anticipates experiencing difficulties in maintaining competitive compensation programs because the number of options currently available under the existing 2005 Plan are not sufficient, based upon competitive compensation data, to support the Company’s 2007 and 2008 staffing plans including current and new employees. Based upon review of competitive data, the Company believes that equity incentive awards, such as stock options, are needed to attract, retain and motivate qualified employees, officers and directors. As of March 31, 2007, there were 164,866 stock options which remained available for grant under the Existing 2005 Plan.

The shares underlying awards issued by the Company under the Amended and Restated 2005 Plan may be authorized but unissued shares. To the extent that shares subject to an outstanding award under the Amended and Restated 2005 Plan are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award, then such shares shall again be available under the Amended and Restated 2005 Plan. Notwithstanding the foregoing, shares that are exchanged or withheld as full or partial payment in connection with any award under the 2005 Plan, as well as any shares exchanged or withheld to satisfy all or a portion of the tax withholding obligations related to an award, shall not be available for subsequent awards under the Amended and Restated 2005 Plan. In addition, as set forth above, the total number of shares authorized for issuance under the Amended and Restated 2005 Plan shall be reduced by the full number of shares reserved in connection with the exercise of stock appreciation rights, notwithstanding whether such shares are actually issued in connection with such awards.

To ensure that certain awards granted under the Amended and Restated 2005 Plan, including awards of restricted stock and deferred stock to the top five named executive officers of the Company qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code (the “Code”), the Amended and Restated 2005 Plan provides that the Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following:

•       the Company’s return on equity, assets, capital or investment;

•       pre-tax or after-tax profit levels of the Company or any subsidiary, division, operating unit or business segment thereof, or any combination of the foregoing;

•       cash flow, funds from operations or a similar measure;

•       total shareholder return;

•       changes in the market price of the Company’s Common Stock;

•       sales or market share;

•       earnings per share; or

•       other similar performance criteria determined by the Board of Directors.

The Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. To satisfy the requirements of Section 162(m) of the Code, stock options and stock appreciation rights with respect to no more than 1,000,000 shares of Common Stock (subject to adjustment for stock splits and similar events) may be granted to any one individual during any one-calendar-year period. In addition, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 1,000,000 shares of Common Stock (subject to adjustment for stock splits and similar events) for any performance cycle.

Amendment and Restatement of the Existing 2005 Plan

Increase in Shares

The Board of Directors and our stockholders approved and adopted the Existing 2005 Plan during 2005, which became effective upon the date of the Company’s Annual Meeting of Stockholders in June 2005. As of March 31, 2007, 164,866 shares of Common Stock remained available for the issuance of new awards under the Existing 2005 Plan.

The Board of Directors believes, based upon review of compensation survey data, that increasing the number of shares of Common Stock available for such issuance, including the number of shares available for issuance in the form of unrestricted stock awards, restricted stock awards or deferred stock awards, will enhance the Company’s flexibility in connection with providing long-term equity incentives and better enable the Company to retain and motivate its current employees. In addition, the Board of Directors believes that this amendment will help the Company successfully compete for qualified employees, officers and directors in an environment of competitive hiring, by providing them with an ownership interest in the Company.

On March 8, 2007, the Board of Directors approved the Amended and Restated 2005 Plan, subject to stockholder approval, to increase the number of available shares by 5,000,000, for a total of 6,700,000 shares authorized for issuance thereunder, and to increase by 1,700,000 the limit on the number of number of available shares of Common Stock authorized for issuance under the Plan in the form of unrestricted stock awards, restricted stock awards or deferred stock awards (excluding for such purposes, the shares of Common Stock underlying any awards granted in lieu of cash compensation or fees), for a total of 2,500,000 shares authorized for such issuance thereunder. For avoidance of doubt, this increase by 1,700,000 in the limit on shares authorized for issuance in the form of unrestricted stock awards, restricted stock awards or defined stock awards does not increase the total number of shares available for issuance under the Amended and Restated Plan.

Amend Provisions Related to Stock Appreciation Rights

The Existing 2005 Plan permits the Company to award an equity incentive award referred to as a stock appreciation right. In general terms, a stock appreciation right is a right entitling the recipient to receive shares of our Common Stock having a value equal to the excess of the fair value of our Common Stock on the date of exercise over the exercise price of the stock appreciation right. Although historically the Company has not awarded stock appreciation rights, it believes it is advisable to have the ability to grant such awards, particularly as it seeks to remain competitive with comparable companies seeking to recruit, retain and motivate a limited pool of qualified people to run its business. However, in order to provide greater clarity to stockholders regarding the nature of these awards, and the impact of such awards on the total number of shares reserved for issuance under the Amended and Restated 2005 Plan, the Board of Directors recommends that the Existing 2005 Plan be amended to:

•       limit the term of any stock appreciation right awarded under the Amended and Restated 2005 Plan to a maximum of ten years; and

•       clarify that the total number of shares of Common Stock authorized for issuance under the Amended and Restated 2005 Plan shall be reduced by the full number of shares reserved in connection with the exercise of stock appreciation rights, notwithstanding whether such shares are actually issued in connection with such awards.

The Board of Directors understands these changes to be consistent with the customary recommendations of various shareholder advocacy organizations, such as Institutional Shareholder Services, regarding equity incentive plans.

If this Proposal No. 2 is not approved by our stockholders, the Existing 2005 Stock Plan will continue to be in effect in its current form, the number of shares of Common Stock that may be issued under the Existing 2005 Plan will remain at an aggregate of 1,700,000 shares, and the limit on the term of any stock appreciation right awarded under the Amended and Restated 2005 Plan will not be modified as proposed herein. If not approved by the stockholders, the Company anticipates experiencing difficulties in maintaining competitive compensation programs because the number of options currently available under the existing 2005 Plan are not sufficient, based upon competitive compensation data, to support the Company’s 2007 and 2008 staffing plans including current and new employees. As of March 31, 2007, there were 164,866 stock options which remained available for grant under the Existing 2005 Plan.

Summary of the Amended and Restated 2005 Plan

The text of the Amended and Restated 2005 Plan is set forth as Annex D to this proxy statement. In addition, the summary of the Amended and Restated 2005 Plan are described below. The following description is intended to be a summary, and does not purport to be a complete statement, of the principal terms of the Amended and Restated 2005 Plan. Accordingly, this summary is qualified in its entirety by reference to Annex D.

Plan Administration

The Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended and Restated 2005 Plan. The Committee may delegate to executive officers of the Company the authority to grant awards at fair market value to employees who are not executive officers of the Company.

Eligibility and Limitations on Grants

Persons eligible to participate in the Amended and Restated 2005 Plan will be those current or prospective officers, employees and directors of the Company and its subsidiaries as selected from time to time by the Committee. Approximately 121 existing employees, officers and directors will be eligible to participate in the Amended and Restated 2005 Plan.

In addition to the limits on performance-based awards (described in the Proposal Section above), no more than 2,500,000 shares of Common Stock may be issued under the Amended and Restated 2005 Plan in the form of restricted stock awards, unrestricted stock awards and deferred stock awards.

Stock Options

The Amended and Restated 2005 Plan permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (ii) options that do not so qualify. Options granted under the Amended and Restated 2005 Plan will be non-qualified options if they (i) fail to qualify as incentive options, (ii) are granted to a person not eligible to receive incentive options under the Code, or (iii) otherwise so provide. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors. The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair value of the Common Stock on the date of grant.

The term of each option will be fixed by the Committee and may not exceed ten years from the date of grant. The Committee will determine at what time or times each option may be exercised and, subject to the provisions of the Amended and Restated 2005 Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Committee.

Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Committee or, if the Committee so permits, by delivery (or attestation to the ownership) of shares of Common Stock that meet such requirements as may be specified by the Committee including shares of Common Stock that are not subject to any restrictions imposed by the Company or that were purchased in the open market by the optionee. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Stock Appreciation Rights

The Committee may award a stock appreciation right either as a freestanding award or in tandem with a stock option. Upon exercise of the stock appreciation right, the holder will be entitled to receive shares of Common Stock equal to the excess of the fair market value on the date of exercise of one share of

Common Stock over the exercise price per share specified in the related stock option (or, in the case of a freestanding stock appreciation right, the price per share specified in such right) times the number of shares of Common Stock with respect to which the stock appreciation right is exercised. The exercise price per share of stock appreciation rights may not be less than 100% of the fair value of the shares of Common Stock on the date of grant. The term of any stock appreciation right may not exceed ten years. The total number of shares of Common Stock authorized for issuance under the Amended and Restated 2005 Plan shall be reduced by the full number of shares reserved in connection with the exercise of stock appreciation rights, notwithstanding whether such shares are actually issued in connection with such awards.

Restricted Stock

The Committee may award shares of Common Stock to participants subject to such conditions and restrictions as the Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized in the Proposal section above) and/or continued employment with the Company through a specified restricted period. The purchase price of shares of Restricted Stock (if any) will be determined by the Committee. If the performance goals and other restrictions are not attained, the grantee will automatically forfeit their awards of restricted stock to the Company.

Deferred Stock Awards

The Committee may award phantom stock units as deferred stock awards to participants. Deferred stock awards are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized in the Proposal section above) and/or continued employment with the Company through a specified vesting period. With the Committee’s consent and subject to the participant’s compliance with the procedures established by the Committee, a participant may make an advance election to receive a portion of his or her compensation, restricted stock award or directors’ fees otherwise due in the form of a deferred stock award.

Unrestricted Stock

The Committee may grant shares of Common Stock (at no cost or for a purchase price determined by the Committee) that are free from any restrictions under the Amended and Restated 2005 Plan. Unrestricted stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to such individuals.

Tax Withholding

Participants in the Amended and Restated 2005 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Committee, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares of Common Stock to be issued pursuant to an option exercise or other award, or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes.

Adjustments for Stock Dividends, Stock Splits, Etc.

The Amended and Restated 2005 Plan authorizes the Committee to make appropriate adjustments to outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, consolidation, sale of the Company or similar event, the Committee will make appropriate adjustments in the limits specified in the Amended and Restated 2005 Plan and to outstanding awards. The Committee shall also adjust outstanding awards to take into consideration material changes in accounting practices or extraordinary dividends or similar events.

Change in Control Provisions

The Amended and Restated 2005 Plan provides that in the event of an acquisition (as defined in the Amended and Restated 2005 Plan) all outstanding awards will be continued or assumed by the surviving entity and may become exercisable for the consideration paid in connection with the acquisition, shares of stock of the surviving entity or other appropriate securities. In addition, the Board may specify that stock options or stock appreciation rights must be exercised within a certain time period (in which case such options or stock appreciation rights shall become fully exercisable) or that options or stock appreciation rights shall be terminated in exchange for a cash payment equal to the difference between the per share cash consideration and the exercise price of such options or stock appreciation rights. Unless otherwise specified, certain awards may not become exercisable or vested in connection with an acquisition if such acceleration would subject the holder of such awards to an excise tax under Section 4999 of the Code in certain circumstances.

Amendments and Termination

The Board of Directors may at any time amend or discontinue the Amended and Restated 2005 Plan and the Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affects any rights under any outstanding award without the holder’s consent. Any amendments that materially change the terms of the Amended and Restated 2005 Plan, including any amendments that increase the number of shares reserved for issuance under the Amended and Restated 2005 Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the Amended and Restated 2005 Plan, or materially change the method of determining fair value of Common Stock, will be subject to approval by stockholders. Amendments shall also be subject to approval by the Company’s stockholders if and to the extent determined by the Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the Amended and Restated 2005 Plan qualifies as performance-based compensation under Section 162(m) of the Code. In addition, except in connection with a reorganization of the Company or a merger or other transaction, the Board may not reduce the exercise price of an outstanding stock option or stock appreciation right or effect repricing of an outstanding stock option or stock appreciation right through cancellation or regrants without stockholder approval.

New Plan Benefits

If the Amended and Restated 2005 Plan is approved, the number of options that will be received by or allocated to the Company’s executive directors, officers and employees is not determinable at this time. For information regarding option awards made to our named executive officers under the Existing 2005 Plan during the year ended December 31, 2006, see “Compensation of Directors and Executive Officers—Grants of Plan Based Awards.” For information regarding stock and option awards made to our directors under the Existing 2005 Plan during the year ended December 31, 2006, and for a description of our compensation program for non-employee directors, see “Compensation of Directors and Executive Officers—Director Compensation.”

Federal Income Tax Consequences of the Amended and Restated 2005 Plan

Certain relevant federal income tax effects applicable to options and other awards which have been made under the Existing 2005 Plan, or may be made under the Amended and Restated 2005 Plan if it is approved by stockholders, are described below. The following description is only a summary, and reference is made to the Code and the regulations promulgated thereunder for a complete statement of all relevant federal tax provisions.

Non-Qualified Stock Options

An optionee generally will not be taxed upon the grant of a non-qualified stock option. Rather, at the time of exercise of such nonqualified stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option exercise price. We will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes ordinary income. If shares acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as long-term or short-term capital gain or loss, depending upon the length of time such shares were held by the optionee.

Incentive Stock Options

An optionee will not be in receipt of taxable income upon the grant or exercise of an incentive stock option. If stock acquired pursuant to the timely exercise of an incentive stock option is later disposed of, the optionee will, except as noted below, recognize long-term capital gain or loss equal to the difference between the amount realized upon such sale and the option price. Under these circumstances, we will not be entitled to any federal income tax deduction in connection with either the exercise of the incentive stock option or the sale of such stock by the optionee. Exercise of an incentive stock option will be timely if made during its term and if the optionee remains our employee at all times during the period beginning on the date of grant of the incentive stock option and ending on the date 90 days before the date of exercise (or 180 days before the date of exercise in the case of a disabled optionee). If, however, stock acquired pursuant to the exercise of an incentive stock option is disposed of by the optionee prior to the expiration of two years from the date of grant of the incentive stock option or within one year from the date such stock is transferred to the optionee upon exercise, known as a disqualifying disposition, any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition at ordinary income rates. In such case, we may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income.

Restricted Stock

In the case of restricted stock awards, an employee generally will not be taxed upon the grant of the award. Rather, at the time of vesting of a restricted stock award, the employee will generally recognize ordinary income for federal income tax purposes in an amount equal to the then fair market value of the shares subject to the portion of the restricted stock award becoming vested. Recipients of restricted stock awards may also elect to be taxed at ordinary income rates at the time of grant (notwithstanding that the restricted shares are not vested), in which case future changes in the value of the shares are eligible to be taxed as capital gain or loss when the shares are ultimately sold. The Company will generally be entitled to a tax deduction at the time, and in the amount, that the employee recognizes ordinary income.

Other Tax Considerations

State tax consequences may in some cases differ from the federal tax consequences. In addition, awards under the plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in consequences different from those described above. The foregoing summary of the income tax consequences in respect of the plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws.

Equity Compensation Plan Information

The table below reflects the number of stock options underlying the Company’s existing stock option plans as of December 31, 2006 and the number of options proposed hereunder for approval by the Company’s shareholders for future grants of stock options.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (in millions)	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation (in millions)
Equity compensation plans approved by security holders	4.0	$5.96	1.2
Equity compensation plans not approved by security holders	0.0	NA	5.0
Total	4.0	$5.96	6.2

Effect of Amended and Restated 2005 Stock Option and Incentive Plan

Except as described above, the Amended and Restated 2005 Stock Option and Incentive Plan will not alter any other terms of the Existing 2005 Stock Option and Incentive Plan. The proceeds received from the Company from the exercise of options or other awards to purchase Common Stock under the Amended and Restated 2005 Stock Option and Incentive Plan will be used for general corporate purposes. If the Amended and Restated 2005 Stock Option and Incentive Plan is not approved by stockholders, the Compensation Committee will continue to grant awards under the Existing 2005 Stock Option and Incentive Plan through April 25, 2015, at which time the Existing 2005 Stock Option and Incentive Plan will expire, except as to outstanding options and awards at that time. If not approved by the stockholders, the Company anticipates experiencing difficulties in maintaining competitive compensation programs because the number of options currently available under the existing 2005 Plan are not sufficient, based upon competitive compensation data, to support the Company’s 2006 and 2007 staffing plans. As of March 31, 2007, there were 164,866 stock options which remained available for grant under the Existing 2005 Plan.

Recommendation

The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the current and prospective officers, employees and directors of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of participants in the Amended and Restated 2005 Plan with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. Accordingly, the Board of Directors has voted, subject to stockholder approval, to adopt the Amended and Restated 2005 Plan.

The Board of Directors recommends that the Amended and Restated 2005 Plan be approved, and therefore recommends a vote FOR this proposal.

PROPOSAL 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has retained the firm of Deloitte & Touche LLP (“Deloitte & Touche”), independent registered public accountants, to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2007. Deloitte & Touche has served as the Company’s independent registered public accountants since 2002. The Audit Committee has reviewed and discussed its selection of, and the performance of, Deloitte & Touche for the fiscal year ending December 31, 2006. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to stockholders for ratification. If the selection of independent registered public accounting firm is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

All audit and non-audit services to be performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee as described below (the “Pre-Approval Policy”). As early as practicable in each fiscal year, the Company and its independent registered public accounting firm provide the Audit Committee with a schedule of the audit and other services that the independent registered public accounting firm expects to provide or may provide during the next twelve months. The schedule will be specific as to the nature of the proposed services, the proposed fees, and other details that the Audit Committee may request. The Audit Committee will by resolution authorize or decline the proposed services. Upon approval, this schedule will serve as the budget for fees by specific activity or service for the next twelve months. Specifically, the Audit Committee pre-approved the use of Deloitte & Touche for specific audit and non-audit services, within approved monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the Audit Committee before it may be provided by Deloitte & Touche. Any pre-approved services exceeding the pre-approved monetary limits require additional approval by the Audit Committee. All of the audit-related, tax and all other services provided by Deloitte & Touche to the Company in 2006 were approved by the Audit Committee pursuant to the procedures contained in the Pre-Approval Policy or by means of other specific pre-approvals. All non-audit services provided in 2006 were reviewed with the Audit Committee, which concluded that the provision of such services by Deloitte & Touche was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. For additional information concerning the Audit Committee and its activities with Deloitte & Touche, see “The Board of Directors and its Committees” and “Report of the Audit Committee of the Board of Directors.”

Representatives of Deloitte & Touche attended in-person or participated via teleconference all meetings of the Audit Committee in 2006. We expect that a representative of Deloitte & Touche will attend the Meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.

Fees Billed by Deloitte & Touche

The following sets forth the aggregate fees billed to the Company and its related entities by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates which includes Deloitte Consulting during the fiscal years ended December 31, 2006 and December 31, 2005.

Audit Fees

Audit fees for audit services were approximately $527,424 for 2006 and $390,624 for 2005, including fees associated with the annual audit and the reviews of the Company’s annual report on Form 10-K,

quarterly reports on Form 10-Q as well as costs associated with the Company’s filings on Forms S-3 and S-8 ($12,000) in May 2006 and the public offering of shares of its Common Stock ($36,086) in April 2006, Common Stock ($33,060) in December 2006, Common Stock ($40,150) in September 2005 and 6½% convertible exchangeable preferred stock ($73,070) in February 2005, other fees related to filings with the SEC, and related out-of-pocket expenses..

Audit-Related Fees

There were no audit-related fees in 2006 or 2005.

Tax Fees

Tax compliance fees incurred for services provided by Deloitte & Touche were approximately $0 in 2006 and $2,500 in 2005, consisting of services rendered based upon facts already occurred, to document, compute, and obtain approval for amounts to be included in tax filings including federal and state tax return preparation and tax credit documentation.

All Other Fees

There were no other fees in 2006 or 2005.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE AS ACUSPHERE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Meeting. If any other matters are properly brought before the Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at the 2008 Annual Meeting of Stockholders of the Company, pursuant to Rule 14a-8 promulgated under the Exchange Act by the SEC, must be received at the Company’s principal executive offices not later than January 2, 2008. Any such proposal must comply with the rules and regulations of the SEC.

The Company’s by-laws establish an advance notice procedure with regard to proposals that stockholders otherwise desire to introduce at the annual meeting without inclusion in the Company’s proxy statement for that meeting. Written notice of such stockholder proposals for the 2008 Annual Meeting of the Company—other than one that will be included in the Company’s Proxy Statement—must be received by the Secretary of the Company at the Company’s principal executive offices between December 2, 2007 and January 4, 2008 in order to be considered timely, and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the stockholder proposing such action. The matters proposed to be brought before the meeting also must be the proper matters for stockholder action.

If a stockholder who wishes to present a proposal fails to notify the Company by January 4, 2008 and such proposal is brought before the 2008 Annual Meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2008 Annual Meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested to Acusphere, Inc., 500 Arsenal Street, Watertown, MA 02472, Attention: Secretary.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by the Company and, in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company or by outside proxy solicitation services also may be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Company has retained Georgeson Shareholder Communication Inc., a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $7,000, plus reimbursement of expenses.

HOUSEHOLDING OF PROXY MATERIALS

Our 2006 Annual Report, including audited financial statements for the fiscal year ended December 31, 2006, is being mailed to you along with this proxy statement. In order to reduce printing and postage costs, the Company has undertaken an effort to deliver only one Annual Report and one proxy statement to multiple shareholders sharing an address. This delivery method, called “householding,” is not being used, however, if the Company has received contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report and one proxy statement, the Company will deliver promptly a separate copy of the Annual Report and the proxy statement to any shareholder who sends a written request to Acusphere, Inc., 500 Arsenal Street, Watertown, Massachusetts 02472, Attention: Secretary. If your household is receiving multiple copies of the Company’s Annual Report or proxy statement and you wish to request delivery of a single copy, you may send a written request to Acusphere, Inc., 500 Arsenal Street, Watertown, Massachusetts 02472, Attention: Secretary.

The contents of and the sending of this Proxy Statement have been approved by the Board of Directors of the Company.

Annex A

ACUSPHERE, INC.
Compensation Committee Charter

A.   PURPOSE AND SCOPE

The primary function of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Acusphere, Inc. (the “Corporation”) is to exercise the responsibilities and duties set forth below, including but not limited to (1) discharging the Board’s responsibilities relating to the compensation of the Corporation’s executive officers, (2) administering the Corporation’s incentive compensation and stock plans, (3) discharging the Board’s responsibilities as plan sponsor and Plan Administration of the Corporation’s retirement plans, including without limitation the Corporation’s 401(k) Plan, and (4) producing an annual report for inclusion in the Corporation’s proxy statement relating to its annual meeting of stockholders or annual report on Form 10-K, in accordance with applicable rules and regulations. The Committee shall review, to the extent it deems appropriate, and make recommendations to management on company-wide compensation programs and practices, take final action with respect to the individual salary, bonus and equity arrangements of the Corporation’s Chief Executive Officer and other executive officers, and approve, subject to ratification by the full Board, new equity-based plans and any material amendments thereto (including increases in the number of shares of Common Stock available for grant as options or otherwise thereunder) for which stockholder approval is required or desirable. The primary objective of the Committee is to develop and implement compensation policies and plans that ensure the attraction and retention of key management personnel, the motivation of management to achieve the Company’s corporate goals and strategies, and the alignment of the interests of management with the long-term interests of the Company’s stockholders.

B.   COMPOSITION

The Committee shall have a minimum of two members. Each member of the Committee shall meet any and all applicable independence requirements promulgated by the Securities and Exchange Commission, the National Association of Securities Dealers, any exchange upon which securities of the Corporation are traded, or any governmental or regulatory body exercising authority over the Corporation (each a “Regulatory Body”), and each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Compensation Committee shall also be “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Board shall appoint the members of the Committee annually, after considering the recommendations of the Nominating and Corporate Governance Committee. Each member of the Committee shall serve until his or her successor shall be duly appointed and qualified or until his or her earlier resignation or removal. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership. The Committee shall periodically review its own performance in such manner as it deems appropriate and communicate such evaluation, including any recommendations for change, to the Board of Directors. Independent of any such self-evaluation, the Board, including sessions which exclude all employee directors whose executive compensation has been separately approved by the Committee, shall annually review the Committee’s performance.

Notwithstanding the forgoing, to the extent permitted by the Regulatory Bodies, if the Committee is comprised of at least three members, the Board may appoint one member (other than the Chairperson of the Committee) who does not meet the independence requirements set forth above and who is not a current officer or employee of the Corporation or a family member of an officer or employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Corporation and its shareholders, and the member meets all other requirements. The Board shall disclose in the next proxy statement after such determination (or, if the Corporation does not file a proxy, in its Annual Report on Form 10-K) the nature of the relationship and the reasons for the determination. A member appointed pursuant this paragraph may not serve longer than two years.

C.   RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

1.                Review and reassess periodically (and where appropriate, make such recommendations to the Board as the Committee deems advisable with regard to) the Corporation’s processes and procedures for the consideration and determination of executive compensation, and review and discuss with management any description of such processes and procedures to be included in the Company’s proxy statement or annual report on Form 10-K;

2.                Establish, review and approve performance measurements for the Chief Executive Officer (“CEO”), evaluate the CEO’s performance and determine the base compensation and all bonus and other incentive compensation for the CEO based on this evaluation. In determining the incentive component of CEO compensation, the Committee should consider the Corporation’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Corporation’s CEO in past years;

3.                Evaluate the performance of the Corporation’s executive officers and establish and determine base compensation and all bonus and other incentive compensation for such officers based on this evaluation. For purposes hereof, the term “executive officer” has the meaning defined in Section 16 of the Exchange Act and Rule 16a-1 promulgated thereunder;

4.                Review and approve, for the CEO and the other executive officers of the Corporation, (1) any employment agreements, severance arrangements, and change in control agreements or provisions, including any amendments thereto, and (2) any special or supplemental benefits (other than benefits governed by the terms of qualified retirement plans);

5.                Consider succession planning for the Chief Executive Officer and other officers and key employees of the Corporation to the extent deemed appropriate by the Committee, including discussion with the Board;

6.                Retain a compensation consultant, when and if appropriate from time to time, to advise the Compensation Committee on executive compensation practices and policies, or any other matters within this Charter, and to determine the nature and scope of their assignment and the material elements of the instructions or directions to be given to such consultant;

7.                Consider and take actions, when and if deemed appropriate, with respect to the adoption, amendment, administration or termination of compensation, welfare, benefit, retirement and other plans related to compensation of current and former employees of the Corporation, in each case taking into account appropriate industry benchmarks and, as appropriate, the compensation policies pursued by companies similarly situated to the Corporation (in general it is understood that the Committee will not review renewals and amendments to medical, dental and life insurance plans and similar employee benefit plans unless such plans are considered, in the judgment of management, to be outside of the industry norms);

8.                Review the terms and conditions of equity-based compensation plans, and approve and recommend to the full Board for its approval, the initial adoption of any equity-based plan and any material modification to such plan (such as an increase in the number of shares available under such plan), and make such amendments to the Corporation’s non-equity based plans and take such actions in regard to the plans as the Committee deems appropriate;

9.                Review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to policies and procedures for the grant of equity-based awards by the Company;

10.         Design and approve incentive plans to allow the Corporation to attract and retain talented personnel and align the pay of such personnel with the long-term interests of shareholders;

11.         Evaluate and recommend to the full Board the appropriate level of director compensation and take responsibility for ensuring that any payments to directors other than in their capacity as directors are fully and properly disclosed;

12.         Review and assess the adequacy of this Charter periodically as conditions dictate to ensure compliance with any rules or regulations promulgated by any Regulatory Body and recommend any modifications to this Charter if and when appropriate to the Board for its approval;

13.         Make this Charter, and any amendments, public, to the extent required by any rules or regulations promulgated by any Regulatory Body;

14.         Review and discuss with management the Compensation Discussion and Analysis (“CD&A”) to be included in the Corporation’s proxy statement relating to its annual meeting of stockholders or annual report on Form 10-K, in accordance with applicable rules and regulations;

15.         Based on the Committee’s review and discussions with management of the CD&A, make a recommendation to the Board that the CD&A be included in the Corporation’s proxy statement relating to its annual meeting of stockholders or annual report on Form 10-K, in accordance with applicable rules and regulations;

16.         Produce the Compensation Committee Report to be included in the Corporation’s proxy statement relating to its annual meeting of stockholders or annual report on Form 10-K, in accordance with applicable rules and regulations;

17.         Oversee the Corporation’s compliance with any rules promulgated by any Regulatory Body prohibiting loans to officers and directors of the Corporation; and

18.         Exercise such additional powers as may be reasonably necessary or desirable, in the Committee’s discretion, to fulfill its responsibilities and duties under this Charter.

D.   MEETINGS

The Committee shall meet as necessary but at least twice per year. The Committee may invite members of management or others to attend Committee meetings and provide pertinent information as the Committee may request on the issues being considered, provided that the CEO of the corporation may not be present during voting or deliberations on his or her compensation. Meetings can be called by the Chairperson of the Committee, or at the request of any member of the Committee or any member of the Board. At all Committee meetings, a majority of the then-current members of the Committee shall constitute a quorum. The Committee may establish or delegate authority to one or more subcommittees consisting of one or more of its members when the Committee deems it appropriate to do so in order to carry out its duties.

The Committee shall keep written minutes of its meetings and record such minutes with the books and records of the Corporation. Minutes of each meeting will be distributed to the members of the Board and the Secretary of the Corporation.

E.   INDEPENDENT ADVICE

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and duties as described above, and may seek, retain, and terminate, accounting, legal, consulting or other expert advice from a source independent of management, at the expense of the Corporation, with notice to the Chairman of the Board and the CEO. In furtherance of the foregoing, the Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or executive officer compensation and shall have the sole authority to approve the consultant’s fees and other retention terms.

F.   RELIANCE UPON ADVICE

In carrying out its responsibilities, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Committee may consult. The Committee shall have the authority to request that any officer or employee of the Corporation, the Corporation’s outside legal counsel, the Corporation’s independent auditor or any other professional retained by the Corporation to render advice to the Corporation attend a meeting of the Committee or meet with any members of or advisors to the Committee. The Committee shall also have the authority to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its responsibilities and shall have sole authority to approve any such advisor’s fees and other retention terms.

G.   COMPENSATION

The compensation of the Committee members shall be as determined by the Board of Directors.

Annex B

ACUSPHERE, INC.
Audit Committee Charter

A.   PURPOSE AND SCOPE

The primary function of the Audit Committee (the “Committee”) of the Board of Directors of Acusphere, Inc. (the “Corporation”) is to oversee the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation and to exercise the responsibilities and duties set forth below, including but not limited to: (a) appointing, compensating and retaining the Corporation’s independent public accountants, (b) overseeing the work performed by any independent public accountants, including conduct of the annual audit and engagement for any other services, (c) assisting the Board of Directors in fulfilling its responsibilities by: (i) reviewing the quarterly and annual financial reports prepared by the Corporation on Form 10-Q and Form 10-K, and (ii) reviewing, in conjunction with and based on the advice of the independent public accountants and financial officers of the Corporation, the adequacy and effectiveness of the Corporation’s internal financial and accounting controls, (d) recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of the Corporation’s financial condition and results of operations, (e) establishing procedures designed to facilitate (i) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (ii) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, in each case in accordance with the Code of Business Conduct and Ethics, (f) engaging advisors as necessary, (g) distributing relevant funding provided by the Corporation, (h) serving as the Qualified Legal Compliance Committee (the “QLCC”) in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder and (i) such other responsibilities and duties as may be delegated from time to time by the Corporation’s charter or by-laws or the Board of Directors.

B.   COMPOSITION

The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the applicable independence, audit committee composition and QLCC composition requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a “Regulatory Body” and collectively, the “Regulatory Bodies”), as in effect from time to time, and each member of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC.

Notwithstanding the foregoing, to the extent permitted by the Regulatory Bodies, the Board may appoint one member (other than the Chairperson of the Committee) who does not meet the independence requirements set forth above and who is not a current officer or employee of the Corporation or a family member of an officer or employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Corporation and its shareholders, and the member meets all other requirements. The Board shall disclose in the next proxy statement after such determination (or, if the Corporation does not file a proxy, in its Annual Report on Form 10-K) the nature of the relationship and the reasons for the determination. A member appointed pursuant this paragraph may not serve longer than two years.

The members of the Committee shall be elected annually by the Board of Directors and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chairperson is elected by the full Board of Directors, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

To the extent permitted by the Regulatory Bodies, the Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Committee at its next scheduled meeting.

C.   STATEMENT OF POLICY

Although the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty or responsibility of the Committee to plan or conduct audits (this is the responsibility of the independent public accountants) or to determine that the Corporation’s financial statements are complete, accurate, and fairly presented in accordance with generally accepted accounting principles (this is the responsibility of management). Nothing in this Charter is intended to reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

D.   RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Document Review

1.                Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2.                Review with representatives of management and representatives of the independent accounting firm the Corporation’s audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation’s annual report on Form 10-K. The Committee shall also review the Corporation’s quarterly financial statements prior to their inclusion in the Corporation’s quarterly SEC filings on Form 10-Q.

3.                Take steps designed to ensure that the independent accounting firm reviews the Corporation’s interim financial statements prior to their inclusion in the Corporation’s quarterly reports on Form 10-Q.

Independent Accounting Firm

4.                Have sole authority and be directly responsible for the appointment, compensation, retention (including the authority not to retain or to terminate) and oversight of any independent accounting firms engaged by the Corporation for the purpose of preparing or issuing an audit report or related work. The authority of the Committee shall include ultimate authority to approve all audit engagement fees and terms.

5.                Approve in advance any and all audit and non-audit services to be performed by the independent accounting firm and adopt and implement policies for such pre-approval.

6.                Determine funding necessary for compensation of any independent accounting firms and notify the Corporation of all such anticipated funding needs.

7.                Be directly responsible for the resolution of any disagreements between management and the independent accounting firm regarding financial reporting matters.

8.                On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board Standard 1, as it may be amended, modified or supplemented. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.

9.                On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards 61, as amended by Statement on Auditing Standards No. 90 and as it may be further amended, modified or supplemented.

10.         Evaluate the performance of the independent accounting firm and consider the discharge of the independent accounting firm when circumstances warrant.

Financial Reporting Processes

11.         In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation’s internal financial reporting and accounting controls.

12.         Require the Corporation to submit to the Committee prior to the filing of the Form 10-K or a Form 10-Q, a report (dated no earlier than 10 days prior to the date of filing of the Form 10-K or Form 10-Q) evaluating the design and operation of Corporation’s internal financial and accounting controls, and disclosing (a) any significant deficiencies discovered in the design and operation of the internal controls which could adversely affect the Corporation’s ability to record, process, summarize, and report financial data; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such report indicates the finding of any significant deficiencies in internal controls or fraud.

13.         Regularly review the Company’s critical accounting policies and significant accounting judgments and estimates resulting from the application of these policies and inquire at least annually of both the Corporation’s internal auditors and the independent accounting firm as to whether either has any concerns relative to the quality or aggressiveness of management’s accounting policies.

Compliance

14.         Engage outside advisors, including but not limited to, counsel, independent accounting consultants and/or other experts, as needed, to review any matter under its responsibility.

15.         Determine funding necessary for ordinary administrative expenses of the Committee and for compensation of any outside advisors to be engaged by the Committee and notify the Corporation of all such anticipated funding needs.

16.         Establish procedures for (a) the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters, in each case in accordance with the Code of Business Conduct and Ethics; and (c) the referral to the Board of Directors, or other committees thereof, including the Nominating and Corporate Governance Committee, matters of which the Committee is made aware that potentially involve issues of ethics, governance or other improprieties, which matters do not directly pertain to questionable accounting or auditing matters.

17.         Investigate, directly, or in coordination with other committees of the Board of Directors, any allegations that any officer or director of the Corporation, or any other person acting under the direction of any such person, took any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Corporation for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board of Directors appropriate disciplinary action.

Reporting

18.         Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation’s annual proxy statement for each annual meeting of stockholders.

19.         Instruct the Corporation’s management to disclose in its annual proxy statement for each annual meeting of stockholders, Form 10-K and Form 10-Q’s, as applicable, the approval by the Committee of any non-audit services performed by the independent accounting firm, and review the substance of any such disclosure and the considerations relating to the compatibility of such services with maintaining the independence of the accounting firm.

QLCC Responsibilities

20.         Establish written procedures for the confidential receipt, retention and consideration of evidence of a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law by the Corporation or by any officer, director, employee or agent of the Corporation (each, a “Material Violation”) that is reported to the Committee.

21.         Inform the Corporation’s chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a Material Violation that is reported to the Committee, except in situations when the Committee reasonably believes it would be futile to report evidence of a Material Violation to the Corporation’s chief legal officer and chief executive officer.

22.         Determine whether an investigation is necessary regarding any report of evidence of a Material Violation to the Committee.

23.         If the Committee determines an investigation is necessary or appropriate: (i) notify the full Board; (ii) initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys; and (iii) retain such additional expert personnel as the Committee deems necessary. At the conclusion of any such investigation: (i) recommend, by majority vote, that the Corporation implement an appropriate response to evidence of a Material Violation; and (ii) inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

24.         Acting by majority vote, take all other appropriate actions to respond to evidence of a Material Violation that is reported to the Committee including the authority to notify the Securities and

Exchange Commission (the “Commission”) in the event that the Corporation fails in any material respect to implement an appropriate response that the Committee has recommended the Corporation take.

E.   MEETINGS

It is anticipated that the Committee will meet in person or via teleconference at least four times in each year. At least two of these meetings should include an executive session that will allow the Committee to conduct free and open communications with the Corporation’s independent public accountants.

The Committee shall meet separately with the Corporation’s Chief Financial Officer at least annually to review the financial affairs of the Corporation. The Committee shall meet with the independent public accountants of the Company, at such times as it deems appropriate, to review the auditor’s examination and management report.

F.   COOPERATION

The Committee hereby requests that officers of the Corporation cooperate with the Committee and render such assistance to it as it shall seek in carrying out its responsibilities and duties. The Committee shall have the right to request, and rely upon, advice, orally or in writing, from officers of the Corporation and from any representative of the independent public accountants concerning any aspect of the financial reports and related controls of the Corporation. The Committee shall have the authority to conduct or authorize investigation into any matter within the scope of its responsibilities and duties as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Corporation to meet with the Committee or any advisors engaged by the Committee.

G.   COMPENSATION

The compensation of the Committee members shall be as determined by the Board of Directors.

H.   REPORTS TO THE BOARD

The Committee shall report regularly to the Board of Directors. The Committee may present summaries of recommendations to the Board of Directors in written or oral form. The Committee recommendations shall, at the Committee’s request, be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Approved:	By the Audit Committee on April 20, 2004.
By the Board of Directors on April 20, 2004.

Annex C

ACUSPHERE, INC.
Nominating and Corporate Governance Committee Charter

A.   PURPOSE AND SCOPE

The primary function of the Nominating and Corporate Governance Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its responsibilities by: (i) reviewing and making recommendations to the Board regarding the Board’s composition and structure, establishing criteria for Board membership and evaluating policies relating to the recruitment of Board members; (ii) assisting in identifying and evaluating candidates to be potential new members of the Board and selecting (or recommending that the Board select) the director nominees for election at the next annual meeting of shareholders; (iii) (A) overseeing the development and administering a corporate code of ethics and conduct applicable to all directors, officers and employees (a “Code of Business Conduct and Ethics”), (B) monitoring compliance with and periodically reviewing the Code of Business Conduct and Ethics and (C) reviewing and approving all related party transactions; and (iv) establishing, implementing and monitoring policies and processes regarding principles of corporate governance with the goal of facilitating the Board’s compliance with its fiduciary duties.

B.   COMPOSITION

The Committee shall be comprised of a minimum of two members of the Board as appointed by the Board, each of whom shall meet any applicable independence requirements promulgated by the Securities and Exchange Commission, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a “Regulatory Body”), and each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. The Committee shall periodically review its own performance in such manner as it deems appropriate and communicate such evaluation, including any recommendations for change, to the Board of Directors. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

Notwithstanding the foregoing, to the extent permitted by the Regulatory Bodies, if the Committee is comprised of at least three members, the Board may appoint one member (other than the Chairperson of the Committee) who does not meet the independence requirements set forth above and who is not a current officer or employee of the Corporation or a family member of an officer or employee if the Board determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders and the member meets all other requirements. The Board shall disclose in the next proxy statement after such determination (or, if the Corporation does not file a proxy, in its Annual Report on Form 10-K) the nature of the relationship and the reasons for the determination.

C.   RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Corporate Governance Policy Establishment and Review

1.                Overseeing the development of principles of corporate governance including, but not limited to, the development of the Code of Business Conduct and Ethics. The Code of Business Conduct

and Ethics at a minimum shall (i) comply with any requirements established by any Regulatory Body or any other applicable statute, rule or regulation that the Committee deems relevant, (ii) address conflicts of interest and full and fair disclosure and compliance with laws, (iii) encourage reporting of any illegal or unethical behavior and expressly prohibit retaliation of any kind for any such reports or complaints, (iv) provide clear and objective standards for compliance with the Code of Business Conduct and Ethics and a fair process by which to determine violations thereof, and (v) contain an enforcement mechanism. Once established the Committee shall recommend the adoption of Code of Business Conduct and Ethics to the Board.

2.                Review and assess the adequacy of the Code of Business Conduct and Ethics on a periodic basis, but at least annually. The Committee shall recommend any modifications to the Code of Business Conduct and Ethics to the Board for approval.

3.                Collaborate with the Company’s officers and legal counsel to disclose publicly any amendments to the Code of Business Conduct and Ethics required to be disclosed by any Regulatory Body.

4.                Collaborate with the Company’s officers and legal counsel to develop a means by which allegations of violations of or non-compliance with the Code of Business Conduct and Ethics can be reported to the Committee in a confidential manner.

5.                Be available to the Board and members of the Company’s senior management team to consult with and to resolve reported violations or instances of non-compliance with the Code of Business Conduct and Ethics. Disclose reported violation or instances of non-compliance regarding accounting or auditing matters to the Audit Committee for its consideration.

6.                Instruct outside counsel to report to the Committee any evidence of a material violation of the Code of Business Conduct and Ethics by the Corporation or any agent thereof that are not appropriately addressed by the Corporation’s chief legal counsel or the Corporation’s chief executive officer.

7.                Determine an appropriate response to material violations of or non-compliance with the Code of Business Conduct and Ethics.

8.                Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually, and recommend any modifications to this Charter if and when appropriate to the Board for its approval.

9.                Determine criteria for evaluating any and all requests for waivers of any provision, responsibility or duty of the Code of Business Conduct and Ethics, evaluate any such requests submitted by directors or executive officers, make a recommendation to the Board whether to grant any requests for waivers submitted by directors or executive officers and establish a process for prompt public disclosure upon the grant of any such waivers for directors or executive officers as may be required by any Regulatory Body.

10.         Review and assess the adequacy of the Company’s Certificate of Incorporation and By-Laws and the charters of any committee of the Board (the “Governing Documents”) periodically in order to ensure compliance with any principles of corporate governance developed by the Committee and recommend to the Board any necessary modifications to the Governing Documents.

11.         To the extent required by any Regulatory Body or otherwise deemed advisable by the Committee, develop, implement, review and monitor a continuing education program for members of the Board.

Board Composition, Nominations and Shareholder Proposals

12.         Evaluate the current composition and organization of the Board and its committees in light of requirements established by any Regulatory Body or any other applicable statute, rule or regulation which the Committee deems relevant and make recommendations regarding the foregoing to the Board for approval.

13.         Review the composition and size of the Board in order to ensure that the Board is comprised of members reflecting the proper expertise, skills, attributes and personal and professional backgrounds for service as a director of the Company, as determined by the Committee.

14.         Evaluate the performance of current Board members proposed for reelection, and make recommendations to the Board regarding the appropriateness of members of the Board standing for reelection.

15.         Evaluate and, if deemed necessary, recommend the termination of Board membership of any director in accordance with the Code of Business Conduct and Ethics or any corporate governance principles adopted by the Board, for cause or for other appropriate reason.

16.         Review and recommend to the Board an appropriate course of action upon the resignation of current Board members, or any planned expansion of the Board, to help identify candidates to become members of the Board and review the qualifications, experience and fitness for service on the Board of any such candidates.

17.         Evaluate and recommend to the Board for selection Board members for assignment to serve on committees of the Board.

18.         Evaluate and recommend to the Board for selection a slate of nominees for election to the Board and review the qualifications, experience and fitness for service on the Board of any potential members of the Board.

19.         Review all shareholder proposals submitted to the Company (including any proposal relating to the nomination of a member of the Board) and the timeliness of the submission thereof and recommend to the Board appropriate action on each such proposal.

Conflicts of Interest

20.         Review all related party transactions, as required by any Regulatory Body, for potential conflict of interest situations on an ongoing basis and, if appropriate, approve such transactions.

21.         Evaluate any actual and potential conflicts of interest a Board member may have and issue to any Board member having an actual or potential conflict of interest recommendations on how to conduct him or herself in matters before the Board which may pertain to the conflict.

22.         To the extent deemed appropriate by the Committee, engage outside counsel, service providers and/or independent consultants to review or assist with any matter under its responsibility and approve the terms of engagement and fees of any outside counsel, service providers and/or independent consultants and terminate any such engagement if necessary.

23.         Take such other actions regarding the Company’s corporate governance that the Committee shall reasonably deem to be appropriate and in the best interests of the Company and its shareholders or as shall otherwise be required by any Regulatory Body.

Other

24.         Form and delegate authority to subcommittees where appropriate, including subcommittees consisting of one member.

25.         Engage outside advisors, including but not limited to, counsel, independent accounting consultants, search firms and/or other experts, as needed, to review any matter under its responsibility.

26.         Determine funding necessary for ordinary administrative expenses of the Committee and for compensation of any outside advisors to be engaged by the Committee and notify the Corporation of all such anticipated funding needs.

27.         Conduct or authorize others to conduct investigations into any matter within the scope of its responsibilities as it shall deem appropriate, including the authority to request any director, officer, employee or advisor of the Corporation to meet with the Committee.

D.   MEETINGS

The Committee shall meet as necessary, but at least twice each year, to enable it to fulfill its responsibilities and duties as set forth herein. The Committee may invite members of management or others to attend Committee meetings and provide pertinent information as the Committee may request on the issues being considered. Meetings can be called by the Chairperson of the Committee, or at the request of any member of the Committee or any member of the Board. At all Committee meetings, a majority of the then-current members of the Committee shall constitute a quorum. The Committee shall report its actions to the Board and keep written minutes of its meetings which shall be recorded and filed with the books and records of the Company. The Committee may establish or delegate authority to one or more subcommittees consisting of one or more of its members when the Committee deems it appropriate to do so in order to carry out its duties.

E.   COMPENSATION

The compensation of the Committee members shall be as determined by the Board of Directors.

Annex D

ACUSPHERE, INC.

AMENDED AND RESTATED
2005 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.                       GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Acusphere, Inc. 2005 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors and other key persons (including consultants and prospective employees) of Acusphere, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards and Unrestricted Stock Awards.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means a committee or subcommittee of the Board.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Deferred Stock Award” means an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 18.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Value” of the Stock on any given date means the fair value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award or Deferred Stock Award.

“Restricted Stock Award” means an Award entitling the recipient to acquire shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right (except as otherwise provided for in Section 6).

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means any Award pursuant to which a grantee may receive shares of Stock free of any restrictions.

SECTION 2.                       ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)        Committee.   The Plan shall be administered by either the Board or one or more Committees of the Board (the “Administrator”).

(b)        Powers of Administrator.   The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)         to select the individuals to whom Awards may from time to time be granted;

(ii)       to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards and Unrestricted Stock Awards, or any combination of the foregoing, granted to any one or more grantees;

(iii)      to determine the number of shares of Stock to be covered by any Award;

(iv)       to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)        to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)       subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

(vii)     at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)        Delegation of Authority to Grant Awards.   The Administrator, in its discretion, may delegate to an executive officer or officers of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)        Indemnification.   Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3.                       STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)        Stock Issuable.   The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 6,700,000 shares, subject to adjustment as provided in Section 3(b); provided that not more than 2,500,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards (excluding for purposes of such 2,500,000 share limitation, the shares of Stock underlying any Awards granted in lieu of cash compensation or fees); and, provided further, not more than 6,700,000 shares shall be issued in the form of Incentive Stock Options. For purposes of this limitation, the shares of Stock underlying any Awards that are expired, terminated, forfeited or canceled shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, (i) shares of Stock that are exchanged or withheld as full or partial payment in connection with any Award under the Plan, as well as any shares exchanged or withheld to satisfy all or a portion of the tax withholding obligations related to an Award, shall not be available for subsequent awards under the Plan, and (ii) upon exercise of Stock Appreciation Rights, the gross number of shares exercised shall be deducted from the total number of shares remaining available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 1,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)        Changes in Stock.   Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards, (ii) the maximum number of Incentive Stock Options that may be issued under the Plan, (iii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iv) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (v) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of a Stock Option or Stock Appreciation Right, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c)        Acquisition of the Company.

(i)         Consequences of an Acquisition.   Upon the consummation of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 3(c), also the “Board”), shall, as to outstanding Awards (on the same basis or on different bases as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities or other consideration as the Board deems appropriate, the fair value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options or Stock Appreciation Right, the Board may, on the same basis or on different bases as the Board shall specify, upon written notice to the affected optionees, provide that one or more Options or Stock Appreciation Rights then outstanding must be exercised, in whole or in part, within a specified number of days of the date of such notice, at the end of which period such Options or Stock Appreciation Rights shall terminate, or provide that one or more

Options or Stock Appreciation Rights then outstanding, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the fair value (as determined by the Board in its sole discretion) for the shares subject to such Options or Stock Appreciation Rights over the exercise price thereof; provided, however, that before terminating any portion of an Option or Stock Appreciation Right that is not vested or exercisable (other than in exchange for a cash payment), the Board must first accelerate in full the exercisability of the portion that is to be terminated. Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an Option or other Award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for an Option or other Award pursuant to this paragraph. The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.

(ii)       Acquisition Defined.   An “Acquisition” shall mean: (x) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

(iii)      Parachute Awards.   Except as otherwise provided in another agreement between the Company and the Participant, if, in connection with an Acquisition described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); provided, however, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(iv) shall be made by the Company.

(d)        Substitute Awards.   The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation or affiliate thereof with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation or affiliate thereof. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.                       ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.                       STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a)        Stock Options Granted to Employees and Key Persons.   Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(i)         Exercise Price.   The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent (100%) of the Fair Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent (110%) of the Fair Value on the grant date.

(ii)       Option Term.   The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(iii)      Exercisability; Rights of a Stockholder.   Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv)       Method of Exercise.   Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(A)       In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B)       Subject to the approval of the Administrator, through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Value on the exercise date; or

(C)       By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(v)        Annual Limit on Incentive Stock Options.   To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed the aggregate threshold for incentive stock options established by the Code ($100,000 as of January 1, 2005). To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.                       STOCK APPRECIATION RIGHTS

(a)        Grant of Stock Appreciation Rights.   Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

(b)        Exercise Price.   Stock Appreciation Rights shall have an exercise price of not less than 100 percent (100%) of the Fair Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option).

(c)        Terms and Conditions of Stock Appreciation Rights.   Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

(i)         Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

(ii)       Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

(iii)      A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

The maximum term for Stock Appreciation Rights is ten (10) years.

SECTION 7.                       RESTRICTED STOCK AWARDS

(a)        Purchase Price; Terms.   Shares of Restricted Stock shall be issued under the Plan at such purchase price (which may be zero) as determined by the Administrator. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.

(b)        Rights as a Stockholder.   Upon execution of a Restricted Stock agreement and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock agreement. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)        Restrictions.   Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, if any, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)        Vesting of Restricted Stock.   The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.                       DEFERRED STOCK AWARDS

(a)        Terms of Deferred Stock Awards.   The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

(b)        Election to Receive Deferred Stock Awards in Lieu of Compensation.   The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c)        Rights as a Stockholder.   During the deferral period, a grantee shall have no rights as a stockholder.

(d)        Termination.   Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.                       UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.   The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.                PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award or Deferred Stock Award granted to a Covered Employee is intended to qualify as “Performance-based Compensation” under Section 162(m) of the Code and the regulations promulgated thereunder (a “Performance-based Award”), such Award shall comply with the provisions set forth below:

(a)        Performance Criteria.   The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company’s return on equity, assets, capital or investment: (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total stockholder return; (v) changes in the market price of the Stock; (vi) sales or market share; (vii) earnings per share; (viii) clinical enrollment rates; (ix) manufacturing developments and/or progress; (x) strategic alliances; (xi) financing of the Company; (xii) clinical objectives; (xiii) development of the Company’s products and procedures; and (xiv) other operational objectives of the Company.

(b)        Grant of Performance-based Awards.   With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

(c)        Payment of Performance-based Awards.   Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee’s Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d)        Maximum Award Payable.   The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 1,000,000 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 11.                TRANSFERABILITY OF AWARDS

(a)        Transferability.   Except as provided in Section 11(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)        Committee Action.   Notwithstanding Section 11(a), the Administrator, in its discretion, may provide either in the Award agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

(c)        Family Member.   For purposes of Section 11(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)        Designation of Beneficiary.   Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 12.                TAX WITHHOLDING

Payment by Grantee.   Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.

The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

SECTION 13.                ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER SECTION 409A.

In the event any Stock Option or Stock Appreciation Right under the Plan is granted with an exercise price of less than 100 percent of the Fair Value on the date of grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Value), or such grant is materially modified and deemed a new grant at a time when the Fair Value exceeds the exercise price, or any other Award is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any agreement relating to such 409A Award.

(a)        Exercise and Distribution.   Except as provided in Section 13(b) hereof, no 409A Award shall be exercisable or distributable earlier than upon one of the following:

(i)         Specified Time.   A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of ten years from the date such Award was granted.

(ii)       Separation from Service.   Separation from service (within the meaning of Section 409A) by the 409A Award recipient; provided however, if the 409A Award recipient is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s Stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 13(a)(ii) may not be made before the date that is six months after the date of separation from service; and provided further, that if necessary, the period of exercisability of the 409A Award shall be extended to comply herewith.

(iii)      Death.   The date of death of the 409A Award recipient.

(iv)       Disability.   The date the 409A Award recipient becomes disabled (within the meaning of Section 14(c)(ii) hereof).

(v)        Unforeseeable Emergency.   The occurrence of an unforeseeable emergency (within the meaning of Section 13(c)(iii) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the participant’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(vi)       Change in Control Event.   The occurrence of a Change in Control Event (within the meaning of Section 13(c)(i) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

(b)        No Acceleration.   A 409A Award may not be accelerated or exercised prior to the time specified in Section 13(a) hereof, except in the case of one of the following events:

(i)         Domestic Relations Order.   The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(ii)       Conflicts of Interest.   The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(iii)      Change in Control Event.   The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation.

(c)        Definitions.   Solely for purposes of this Section 13 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(i)         “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in IRS Notice 2005-1, Q&A-11, Q&A-12, Q&A-13 and Q&A-14).

(ii)       “Disabled” means a grantee (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its Subsidiaries.

(iii)      “Unforeseeable Emergency” means a severe financial hardship to the grantee resulting from an illness or accident of the grantee, the grantee’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the grantee, loss of the grantee’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the grantee.

SECTION 14.                TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)        a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)        an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 15.                AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants without shareholder approval. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available under, materially expand the eligibility to participate in, or materially extend the term of, the

Plan, or (iii) materially change the method of determining Fair Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

SECTION 16.                STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 17.                GENERAL PROVISIONS

(a)        No Distribution; Compliance with Legal Requirements.   The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)        Delivery of Stock Certificates.   Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c)        Other Compensation Arrangements; No Employment Rights.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(d)        Trading Policy Restrictions.   Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy and procedures, as in effect from time to time.

SECTION 18.                EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth (10th) anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth (10th) anniversary of the date the Plan is approved by the Board.

SECTION 19.                GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: APRIL 25, 2005
DATE AMENDED BY BOARD OF DIRECTORS: JUNE 3, 2005
DATE APPROVED BY STOCKHOLDERS, AS AMENDED:  JUNE 16, 2005
DATE APPROVED BY BOARD OF DIRECTORS, AS AMENDED AND RESTATED: MARCH 8, 2007
DATE APPROVED BY STOCKHOLDERS, AS AMENDED AND RESTATED:            , 2007

PROXY

ACUSPHERE, INC.
Proxy for Annual Meeting of Stockholders
June 26, 2007

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Acusphere, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 30, 2007, and hereby appoints Howard Bernstein, M.D., Ph.D. and John F. Thero, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of Goodwin Procter LLP, 24th Floor, 53 State Street, Exchange Place, Boston, Massachusetts 02109 on June 26, 2007 at 12:00 pm, local time, and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER, OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE ELECTION OF DIRECTOR AND “FOR” THE PROPOSALS IN ITEMS 2 AND 3. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER ON ANY MATTER INCIDENTAL TO THE FOREGOING OR ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ACUSPHERE, INC.
C/O AMERICAN STOCK TRANSFER
6201 15 th  AVENUE
BROOKLYN, NY 11219

TO VOTE, MARK BLOCKS BELOW IN BLUE OR	KEEP THIS PORTION FOR
BLACK INK AS FOLLOWS:	YOUR RECORDS
DETACH AND RETURN
THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

☒   Please mark votes as in this example.

ACUSPHERE, INC.

1.	To elect two members to the Board of Directors each to serve for a three year term as Class I Director:
	The Board of Directors recommends a vote FOR the Nominees:	For	Withheld
	(01) Sherri C. Oberg	☐	☐
	(02) Sandra Fenwick	☐	☐
2.	To approve the Company’s Amended and Restated 2005 Stock Option and Incentive Plan, pursuant to which an additional 5,000,000 shares of the Company’s common stock would be available for issuance	For	Against	Abstain
	The Board of Directors recommends a vote FOR proposal 2.	☐	☐	☐
3.	To ratify Deloitte & Touche LLP as independent registered public accounting firm for 2007.	For	Against	Abstain
	The Board of Directors recommends a vote FOR proposal 3.	☐	☐	☐
4.	To transact such other business as may properly come before the meeting and any adjournments thereof.
For address changes/comments, please check this box and write them on the back where indicated		Yes ☐	No ☐
Please indicate if you plan to attend this meeting		Yes ☐	No ☐

Please sign exactly as your name appears hereon. Joint owners must both sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature		Date	Signature		Date
	[PLEASE SIGN WITHIN BOX]			(Joint Owners)